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                                                                  EXHIBIT 10.27

                                DEED OF COVENANT


THIS DEED is made the        day of          1993

BETWEEN:   1)   OLDHAM ECONOMIC DEVELOPMENT ASSOCIATION LIMITED whose registered office is at Civic Centre, West Street, Oldham, OL1 1UL ("the
                Superior Landlord")

           2) UNIFORM TUBES (EUROPE) whose registered office is at Dennis House, Marsden Street, Manchester, M2 1JD

1.   In this deed unless the context otherwise requires:-

     1.1 "the Landlord" means Bakmat Developments Limited whose registered office is at Oak House, Newby Road Industrial Estate, Hazel Grove, Stockport, SK7 5AS

     1.2 "the Site" means all that plot of land at Wince Brook, Chadderton, Oldham in the County of Greater Manchester being the land demised by the Superior Landlord to the Landlord pursuant to the Superior Lease and upon the terms therein contained.

     1.3 "the Superior Lease" means a lease dated the 29th day of November 1991 between the Superior Landlord (1) and the Landlord (2) whereby the Site was demised by the Superior Landlord to the Landlord for a term of 125 years at the rent and on the terms therein contained.

     1.4 "the Lease" means an underlease dated the      day of        1993
         between the Landlord (1) and the Tenant (2) of land and buildings comprising part of the Site. (2).

     1.5 Words importing one gender include all other genders and words importing the singular include the plural and vice versa.

2.   WHEREAS:-

     2.1 Under the provisions of clause 5.6.9 of the Superior Lease the Landlord is required to procure that undertenants of part of the Site enter into a direct covenant with the Superior Landlord to perform and observe the provisions of their respective underleases.

     2.2 The Tenant has agreed to enter into this deed and to covenant with the Superior Landlord in the manner hereinafter appearing.

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                        Dated                      1993
                        -------------------------------


                        OLDHAM ECONOMIC DEVELOPMENT
                        ASSOCIATION LIMITED


                        -and-


                        UNIFORM TUBES (EUROPE)




                        -------------------------------

                                DEED OF COVENANT

                        -------------------------------


                        Jones, Maidment, Wilson,
                        5 Byrom Street,
                        Manchester, M3 4PF

                        Ref: PG/LB
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Date:                                                 1993

Parties:

1 'The Landlord': BAKMAT DEVELOPMENTS LIMITED whose registered office is at Oak House, Newby Road Industrial Estate, Hazel Grove, Stockport SK7 5AS

2 'The Tenant': UNIFORM TUBES (EUROPE) whose registered office is at Dennis House, Marsden Street, Manchester, M2 1JD

3 'The Surety': UTI CORPORATION, 200 West Seventh Avenue, Trappe, Collegeville, Pennsylvania, 19426-0992, U.S.A.


Operative provisions:

1    Interpretation

     1.1  Definitions

In this lease the following words and expressions shall where the context so admits be deemed to have the following meanings:

          1.1.1.    "the Plan" means the plan attached hereto

          1.1.2. "the Site" means the land demised to the Landlord by the Superior Lease edged blue on the Plan

          1.1.3. "Common Parts" means the estate roads accessways (including any drains and sewers thereunder) pavements landscaped and all other areas (including Wince Brook and its embankment) within the Site enjoyed in common by the Landlord and all other owners/occupiers of the Units on the Site

          1.1.4. "the Retained Land" means such part of the Site as is not demised by this Lease

          1.1.5. "Conducting Media" means drains sewers conduits flues gutters gullies channels ducts shafts watercourses pipes cables wires and mains or any of them not exclusively serving any premises to be demised to other owners/occupiers of the Units on the Site

          1.1.6. "the Car Parking Spaces" means the area shown coloured brown on the Plan


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          1.1.7.  "the Demised Premises" means the land shown edged red on the
                  Plan together with any buildings erected thereon ("the Buildings") and includes;

                  the inside and outside of the windows and other lights and the frames glass equipment and fitments relating to windows and lights of the Buildings;

                  the door frames equipment and fitments and any glass relating to the doors of the Buildings;

                  the internal plaster or other surfaces of loadbearing walls and columns within the Buildings and of walls which form boundaries of the Buildings; the whole of all non-loadbearing walls within the Buildings;

                  the flooring raised floors and floor screeds down to the joists or other structural parts supporting the flooring of the Buildings;

                  the plaster or other surfaces of the ceilings and the whole of any false ceilings with the Buildings and the voids between the ceilings and any false ceilings;

                  all the Conducting Media within and/or exclusively serving the Buildings;

                  appurtenances fixtures and rights demised by this Lease;

                  all structural parts loadbearing framework roof foundations joists forming part of the Buildings [TO COME]

         1.1.8. "Insured Risks" means the risks/perils loss of rent and third party and public liability cover and other contingencies against which the Demised Premises are required to or which may from time to time be insured under the provisions of this Lease and includes any incidental cover costs fees and expenses covered by the insurance policy but subject to any exclusions limitations or conditions imposed by or contained in the policy of insurance;

         1.1.9. "the Services(s)" means those services or any part of them to be provided by the Landlord set out in Schedule 3


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                  1.1.10.  "the Service Charge" means those expenses costs and charges set out in Schedule 4

                  1.1.11 "Interest" means interest at the rate of 3 per cent over the base rate of Royal Bank of Scotland PLC for the time being and from time to time prevailing (as well after as before judgement) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published;

                  1.1.12 "the Landlord" includes all persons entitled to the reversion immediately expectant upon the determination of this Lease;

                  1.1.13 "this Lease" is a reference to this Underlease and includes any instruments supplemental to it;

                  1.1.14 "outgoings" means all general rates water rates water charges taxes and all existing and future rates charges assessments impositions and outgoings of an annual or regularly recurring nature (whether parliamentary municipal parochial or otherwise) which are now or may at any time in the future be payable charged or assessed on property or the owner or occupier of property;

                  1.1.15 "the Superior Landlord" means the holder of a reversion whether immediate or not to the lease under which the landlord holds its interest in the Site

                  1.1.16 "Superior Lease" means the lease dated 29th November 1991 under which the Landlord holds its interest in the Site and includes any leasehold reversion whether immediate or not to such lease;

                  1.1.17 "the Tenant" includes the Tenant's successors in title and assigns in whom this Lease shall for the time being be vested;

                  1.1.18 "the Term" means the term of years granted by this Lease and (in relation to clause 7 includes) any statutory continuation or extension of the term of years.

                  1.1.19 "Unsecured Underletting" means an underletting of the Demised Premises in relation to which the underlessor and the underlessee have agreed to exclude the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954 and their agreement to do so has been duly authorised


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                  beforehand by the court.

         1.1.20 "Unit(s)" means any unit on the Site including any car parking spaces let therewith let or intended to be let

         1.1.21   "the Regulations" means the regulations set out in Schedule
                  5

   1.2  Interpretation of restrictions on the tenant

In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Demised Premises through or with the permission of the Tenant.


   1.3  Clauses and clause headings

         1.3.1 The clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer.

         1.3.2 References in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule or paragraph of a Schedule in this Lease and references in a Schedule to a paragraph are (unless the context otherwise requires) references to a paragraph of that Schedule.

   1.4   Singular and plural meanings

Words in this Lease importing the singular meaning shall where the context so admits include the plural meaning and vice versa.


   1.5   Statutes and statutory instruments

References in this Lease to any statutes or statutory instruments shall include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force.


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     1.6      Gender

Words in this Lease of the masculine gender shall include the feminine and neuter genders and vice versa and words denoting natural persons shall include corporations and firms and all such words shall be construed interchangeably in that manner.

2    The demise

In consideration of the rent and the covenants reserved by and contained in this
Lease:

     2.1 the Landlord at the request of the Surety DEMISES to the Tenant:

         2.1.1  ALL the Demised Premises;

         2.1.2  TOGETHER WITH the rights set out in Schedule 1; and

         2.1.3  EXCEPT AND RESERVED to the Landlord as stated in Schedule 2;

     2.2 for the Term of 25 years from and including the day of             1993
determinable as provided by this Lease subject to the matters contained and referred to in the Superior Lease

     2.3 the Tenant PAYING during the Term;

         2.3.1 the yearly rent of L.7,245. during the first and second years of the Term; the yearly rent of L.7,850. during the third year of the Term; the yearly rent of L.8,452. during the fourth and fifth years of the Term; and thereafter subject to the provisions for revision contained in clause 6 by equal quarterly payments in advance on the usual quarter days in every year the first (or a proportionate part) of such payments in respect of the period commencing on _______ 19 __ and ending on the quarter day next following to be made on the grant of his Lease;

         2.3.2  as additional rent the monies payable by the Tenant under clause
                3.3 as from _________ 19__.


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3 Tenant's covenants

THE TENANT COVENANTS with the Landlord as follows:

         3.1      Rent

                  3.1.1 To pay the yearly rent reserved by this Lease at the times and in the manner required under clause 2.3.1 and by means of a standing order to the Tenant's bankers and the additional rents reserved by this Lease at the times and in the manner specified in relation to each of them.

                  3.1.2 If the whole or any part of the rents and other monies due under this Lease shall remain unpaid five days after they shall have become due (in the case of the yearly rent whether formally demanded or not) or if the Landlord shall refuse to accept the tender of rents because of a breach of what is subsequently proved to be covenant on the part of the Tenant then to pay Interest on such rents (or part of the rents) and other monies as from the date they became due until they are paid to or accepted by the Landlord.

         3.2      Outgoings

                  3.2.1 To pay and discharge all Outgoings in respect of the Demised Premises (other than taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal or dealing with the reversionary interest in the Demised Premises).

                  3.2.2 To pay for all gas and electricity consumed on the Demised Premises and all charges for meters and all standing charges.

         3.3      Insurance premium and service charge

                  3.3.1 To pay to the Landlord the due proportion of the insurance premiums incurred with respect to the Insured Risks as to which the following provisions shall apply:

                            3.3.1.1 the insurance premiums shall include all reasonable sums properly expended or required to be expended by the Landlord in effecting and/or maintaining cover against the Insured Risks including any reimbursement of insurance premiums payable to the Superior Landlord;




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                           3.3.1.2  the Tenant's liability shall include the
                                    whole of any increase in the insurance
                                    premiums or expense of renewal payable by reason of any act or omission of the Tenant or any person deriving possession occupation or enjoyment of the Demised Premises through the Tenant

                           3.3.1.3 the cover may take due account of the effects of inflation and escalation of costs and fees and the Landlord's reasonable estimate of the market rent (as defined in clause 6) of the Demised Premises in the context of ensuing rent reviews and/or the expiration of the Term;

                           3.3.1.4 the due proportion of the insurance premiums shall be payable by the Tenant to the Landlord within seven days of demand;

                           3.3.1.5 the due proportion of the insurance premiums shall be the fair and proper proportion of the insurance premiums attributable to the Demised Premises as the Landlord's Surveyor shall reasonably determine and whose determination shall be binding on the parties save in the case of manifest error

                  3.3.2 To pay to the Landlord in the manner provided in the 4th Schedule a reasonable contribution towards the Service Charge to be determined by the Landlord's Surveyor acting as an expert and not as an arbitrator whose decision shall be final and binding save in the case of manifest error but for the avoidance of doubt such contribution in the absence of special circumstances shall represent the proportion which the floor area of the Buildings bears to the total floor area of the buildings on all of the Units on the Site provided that for the first year of the Term the service charge payment shall not exceed L.0.30 per square foot and any excess over this figure shall be written off by the Landlord

         3.4      Repair.

                  3.4.1 From time to time and at all times well and substantially to repair and clean the Demised Premises and to keep the Demised Premises in good and substantial repair and condition


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          3.4.2     The obligations in clause 3.4.1 extend to all improvements and additions to the Demised Premises and all landlord's fixtures fittings and appurtenances of whatever nature affixed or fastened to the Demised Premises.

          3.4.3     The obligations in clause 3.4.1 do not extend to:

                    3.4.3.1 damage by Insured Risks unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents

                    3.4.3.2 the repair of latent or inherent defects in the Demised Premises arising as a result of defects or faults in the design or construction of the Buildings or the plant and equipment therein or the use of appropriate or deleterious materials in such construction which are available for the purpose for which they are intended to be used

    3.5   Decorations

          3.5.1 In the year 1998 and thereafter in every fifth year of the Term and in the last three months of the Term howsoever determined (but not more often than once in any twelve month period) to decorate the inside of the Buildings with sufficient coats of good quality paint or good quality polish and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a workmanlike manner such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably and properly require.

          3.5.2 In the year 1996 and thereafter in every third year of the Term (but not more often than once in any twelve month period) and also in the last three months of the Term howsoever determined to decorate the exterior of the Buildings with sufficient coats of good quality paint or good quality polish or other suitable material of good quality in a proper and workmanlike manner.

          3.5.3 Not without the consent of the Landlord to alter cover up or change any part of the architectural decorations or the external colour of the Buildings such consent not to be unreasonably withheld or


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                           delayed and for the avoidance of doubt the Landlord's
                           consent shall not be deemed to be unreasonably withheld in circumstances where the Landlord objects to any such works on the ground that the same would be detrimental to the overall appearance of the Site and any buildings thereon

         3.6      Landlord's right of inspection and right of repair

                  3.6.1 To permit the Landlord and its servants or agents at all reasonable times on reasonable notice in writing to enter into inspect and view the Buildings and examine their condition and also to take a schedule of fixtures in the Buildings.

                  3.6.2 If any breach of covenant defects disrepair removal of fixtures or unauthorised alterations or additions shall be found upon such inspection for which the Tenant is liable then upon notice by the Landlord to the Tenant to commence to execute and diligently progress all repairs works replacements or removals required within two months (or sooner if necessary) after the receipt of such notice to the reasonable satisfaction of the Landlord or its Surveyor.

                  3.6.3 In case of default it shall be lawful for workmen or agents of the Landlord to enter into the Buildings or any part of the Demised Premises and execute such repairs works replacements of removals.

                  3.6.4 To pay to the Landlord on demand all reasonable and necessary expenses properly so incurred with Interest from the date of expenditure until the date they are paid by the Tenant to the Landlord (such expenses and Interest to be recoverable as if they were rent in arrear).

         3.7      Yield up in repair at the end of the Term

                  At the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Demised Premises from the Tenant:

                  3.7.1 quietly to yield up the Demised Premises (together with all additions and improvements to the Demised Premises and all fixtures which during the Term may be fixed or fastened to or upon the Demised Premises other than tenant's fixtures removable by the Tenant) decorated repaired cleaned and kept in accordance with the Tenant's covenants contained in this Lease (damage by Insured Risks excepted


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                  unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents);

         3.7.2 if so requested by the Landlord to remove from the Buildings and every part of the Demised Premises all the Tenant's belongings - that is to say trade fixtures and fittings and all notices notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business; and

         3.7.3 to make good to the reasonable satisfaction of the Landlord all damage to the Demised Premises and the Site resulting from the removal of the Tenant's belongings from the Demised Premises.

3.8      Landlord's right of entry for repairs etc

         3.8.1 To permit the Landlord and the agents workmen and others employed by the Landlord or by the other owners tenants or occupiers of any adjoining Unit at reasonable times after giving to the Tenant reasonable written notice (except in an emergency) to enter upon the Demised Premises:

                  3.8.1.1  to alter maintain or repair any adjoining Unit or

                  3.8.1.2 to construct alter maintain repair or fix any thing or additional thing serving any part of the Retained Land and running through or on the Demised Premises; or

                  3.8.1.3 to comply with an obligation contained in the Superior Lease or with an obligation to any third party having legal rights over the Site and the Demised Premises; or

                  3.8.1.4 in exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease;

                  PROVIDED ALWAYS that in the exercise of such rights the Landlord will cause the minimum practical inconvenience and disturbance to the Tenant and will make good any consequential damage to the Tenant's reasonable satisfaction as soon as practicable thereafter


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3.9      Alterations

         3.9.1 Not to make any alterations or additions to or affecting the structure or exterior of the Buildings or the appearance of the Buildings as seen from the exterior.

         3.9.2 Not without the consent of the Landlord to make any other alterations or additions to the Buildings (but the erection alteration or removal by the Tenant of internal demountable partitioning and non structural internal alterations are authorised without such consent in any event so long as plans of the partitions and any such internal alterations (or full written details thereof) are forthwith deposited with the Landlord).

         3.9.3 Not without the Landlord's consent to install or erect any exterior lighting shade canopy or awning or other structure in front of or elsewhere outside the Buildings or on the Demised Premises.

         3.9.4 Not without the consent of the Landlord to alter or change in any way the design or layout of the Demised Landscaping Area.

         3.9.5 At the expiration or earlier determination of the Term if and to the extent required by the Landlord to reinstate the Buildings to the same condition as they were in at the grant of this Lease such reinstatement to be carried out under the supervision and to the reasonable satisfaction of the Landlord or the Landlord's professionally qualified Surveyor.

         3.9.6 To procure that any alterations or additions to the Buildings permitted by the Landlord under clause 3.9.2 shall be carried out only by a professional and reputable contractor.

3.10     Alienation

         3.10.1 Not to assign or charge or underlet part only of the Demised Premises.

         3.10.2 Not to assign or charge the whole nor underlet the whole of the Demised Premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) PROVIDED THAT as a condition of any such consent the Tenant shall if so requested by the Landlord rebuild at the Tenant's own expense a dividing


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                  wall between the Buildings and the neighbouring Unit E3 to the Landlord's reasonable specification and to the reasonable satisfaction of the Landlord and the Tenant agrees that any such requirement shall be reasonable in the circumstances of this Lease.

         3.10.3 Not otherwise than by assignment or underletting permitted under the following provisions of the clause 3.10 to:

                  3.10.3.1 part with or share possession or occupation of the whole or any part of the Demised Premises; or

                  3.10.3.2 grant to third parties any rights over the Demised Premises.

         3.10.4 Upon any assignment to obtain (if the Landlord shall reasonably require) a maximum of two guarantors acceptable to the Landlord for any assignee and to obtain a direct covenant by the assignee with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in the Lease throughout the residue of the Term in such form as the Landlord shall reasonably require and a direct covenant by such guarantors on terms reasonably acceptable to the Landlord.

         3.10.5 Upon the grant of any underlease to obtain covenants on the part of the underlessee direct with the Landlord in such form as the Landlord shall reasonably require that the underlessee will:

                  3.10.5.1 not assign underlet or charge part only of the premises sub-demised;

                  3.10.5.2 not part with or share possession or occupation of the whole or any part of the premises sub-demised nor grant to third parties rights over them otherwise than by a permitted assignment or underletting;

                  3.10.5.3 not assign charge or underlet the whole of the premises sub-demised without obtaining the previous consent of the Landlord under this Lease (such consent not to be unreasonably withheld or delayed);

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

         3.10.5.4 provide for the inclusion in any sub-underleases granted out of such underlease (whether immediate or mediate) of covenants to the same effect as those contained in these clauses 3.10.5 and 3.10.6.

       3.10.6   Upon the grant of any underlease:

         3.10.6.1 to include provisions for the revision of the rent reserved by the underlease in an upward only direction to correspond in time with the provisions for the revision of rent contained in this Lease;

         3.10.6.2  not to reserve or take a premium or fine;

         3.10.6.3 not to underlet the Demised Premises otherwise than at the market rent (as defined in Clause 6)

         3.10.6.4 to include such covenants on the part of the underlessee as shall secure the due performance and observance of the covenants on the part of the Tenant (other than in respect of payment of rent) contained in this Lease.

         3.10.6.5 to include a covenant that underletting shall not be permitted without the Landlord's consent (meaning the Landlord as defined in this Lease) unless such underletting shall be an Unsecured Underletting

      3.10.7 The foregoing provisions of this clause 3.10 shall not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Demised Premises to or with any member of a group of companies of which the Tenant is itself a member upon the conditions that:

         3.10.7.1 the interest in the Demised Premises so created shall be no more than a licence-at-will and shall not afford exclusive possession; and

         3.10.7.2 the possession occupation or subdivision shall forthwith be determined if the Tenant and the relevant member shall cease

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
                  for any reason whatsoever to be members of the same group of companies; and for this purpose two companies shall be taken to be members of a group if and only if one is a subsidiary of the other or both are subsidiaries of a third company 'subsidiary' having the meaning assigned to it by section 736 of the Companies Act 1985.

3.11     Registration of dispositions of this Lease

Within one month after the execution of any disposition of this Lease or the Demised Premises whether by assignment charge transfer or underlease or assignment or surrender of any underlease or upon any transmission by reason of a death or otherwise affecting the Demised Premises to produce to and leave with the Solicitors for the time being of the Landlord the deed instrument or other document of disposition (and in each case a certified copy for retention by the Landlord) and on each occasion to pay to such Solicitors a registration fee of L.20 and also any reasonable registration fee payable to the Superior Landlord.

3.12     Enforcement of underleases

         3.12.1 Not without the consent of the Landlord to vary the terms or waive the benefit of any covenant on the part of a sub-tenant or condition contained in an underlease of the Demised Premises where such variation would render the relevant underlease inconsistent with the terms of this Lease

         3.12.2 Not without the consent of the Landlord (not to be unreasonably withheld or delayed) to accept a surrender of any underlease of the Demised Premises.

         3.12.3 Diligently to enforce the covenants on the part of a sub-tenant and the conditions contained in an underlease of the Demised Premises and (if reasonably so required by the Landlord) to exercise by way of enforcement the powers of re-entry contained in the underlease.

         3.12.4 Not without the consent of the Landlord to accept any sum or payment in kind by way of commutation of the rent payable by a sub-tenant of the Demised Premises.

         3.12.5 Duly and punctually to exercise all rights to revise the rent reserved by an underlease of the Demised Premises.

3.13     User

         3.13.1 Not without the consent of the Landlord to use the Demised Premises for purposes other than those uses specified in Class B1, B2 and B8 of the Town & Country Planning (Use Classes) Order 1987

         3.13.2 Nothing contained in this Lease shall imply or be treated as a warranty to the effect that the use of the Demised Premises for the purposes above mentioned is in compliance with all Town Planning laws and regulations now or from time to time in force.

3.14     Restrictions affecting use of the demised premises

         3.14.1 Not without the consent of the Landlord to erect nor install in the Buildings or any part of the Demised Premises any engine furnace or machinery whether driven by steam oil or electric energy or otherwise which causes noise fumes or vibration which can be heard, smelled or felt outside the Demised Premises.

         3.14.2 Not to store in the Buildings or any part of the Demised Premises any petrol or other specially inflammable explosive or combustible substance.

         3.14.3 Not to use the Buildings or any part of the Demised Premises for any noxious, noisy or offensive trade or business nor for any illegal or immoral act or purpose.

         3.14.4 Not to hold any sales by auction on the Buildings or any part of Demised Premises.

         3.14.5 Not to hold in or on the Buildings or any part of the Demised Premises any public exhibition public meeting or public entertainment.

         3.14.6 Not to permit any vocal or instrumental music in the Buildings or any part of the Demised Premises so that it can be heard outside the Demised Premises.

         3.14.7 Not to permit livestock of any kind to be kept on the Buildings or any part of the Demised Premises.

3.14.8 Not to do in or upon the Buildings or any part of the Demised Premises anything which may be or grow to be a nuisance annoyance disturbance inconvenience or damage to the Landlord or any owners tenants and occupiers of any other Units.

3.14.9 Not to load or use the floors walls ceilings or structure of the Buildings in any manner which will cause strain damage or interference with the structural parts loadbearing framework roof foundations joists and external walls of the Buildings.

3.14.10 Not to overload the electrical installation or Conducting Media in the Buildings.

3.14.11 Not to do or omit to do anything which interferes with or which imposes an additional and dangerous loading on any ventilation heating air conditioning or other plant or machinery serving any other part of the Site.

3.14.12 Not to do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord may become void or voidable or whereby the rate of premium thereon may be increased but to provide one or more efficient fire extinguishers of a type approved by the relevant fire authority and to take such other precautions against fire as may be deemed reasonably necessary by the Landlord or its insurers.

3.14.13 Not to use the Demised Premises for the sale of wines spirits beers or any intoxicating liquor for consumption either on or off the Demised Premises.

3.14.14 Not to allow any person to sleep in the Demised Premises nor to use the Demised Premises for residential purposes.

3.14.15 Not at any time to place in the passages corridors staircases lavatories access ways and service areas serving or demised with the Demised Premises any goods mats trade empties rubbish pallets refuse skips or other obstruction.

3.14.16 Not to accumulate trade empties upon the Demised Premises and to arrange regular collections of refuse.

                  3.14.17 Not to place leave or install any articles merchandise goods or other things in front of or elsewhere outside the Buildings.

                  3.14.18 Not to permit the drains to be obstructed by oil grease or other deleterious matter but to keep the Demised Premises thoroughly cleaned and the drains serving the Demised Premises as often as may be necessary.

                  3.14.19 Not at any time to park or permit the parking of any vehicle whatsoever nor to deposit any materials of any kind on or otherwise obstruct the Common Parts or any part thereof

                  3.14.20 Not to obstruct or in any way interfere with the access and rights of the owners and/or occupiers for the time being of any other Unit

                  3.14.21 Not to use the Car Parking Spaces for any purposes other than the parking of no more than four private motor vehicles

                  3.14.22 To comply in all reasonable respects with the Regulations



         3.15     Advertisements and signs

                  3.15.1 Not to place or display on the exterior of the Buildings or on the windows or inside the Buildings so as to be visible from the exterior of the Buildings any name writing notice sign illuminated sign display of lights placard poster sticker or advertisement other than:

                           3.15.1.1 a suitable sign of a size and kind first approved by the Landlord or the Landlord's Surveyor showing the Tenant's name and trade such approval not to be unreasonably withheld or delayed

                           3.15.1.2 such other notices as the Landlord may in its reasonable discretion approve; and

                           3.15.1.3 the name of the Tenant signwritten on the entrance doors of the premises in a style and manner approved by the Landlord or the Landlord's Surveyor such approval not to be unreasonably withheld or delayed

                  3.15.2 If any name writing notice sign placard poster sticker or advertisement shall be placed or displayed in breach of these provisions to permit the Landlord to enter the Buildings and using reasonable care to remove such name writing notice sign placard poster sticker or advertisement and to pay to the Landlord on demand the reasonable expenses properly incurred of so doing.


         3.16     Loading and deliveries

                  3.16.1 At all times to keep the interior of the Buildings where it is visible from the exterior of the Demised Premises neatly laid out and furnished and to keep any display windows or any showcases of the Buildings clean and tidy;

                  3.16.2 Not to load or unload vehicles except in the areas within the Demised Premises specially designated for such purpose and also for such purpose to comply with any reasonable additional Regulations of the Landlord and the requirements (if any) of the local highway authority


         3.17     Hours of user

                  3.17.1 The Tenant may use the premises during such hours and on such days as it thinks fit save that the Landlord acting reasonably shall be entitled to object to such user in circumstances where there are security risks in relation to the Demised Premises or any other unit providing always that the Landlord hereby acknowledges that the Demised Premises are let to Tenant as an independent self contained unit

         3.18     Compliance with statutes etc

                  3.18.1 Except where such liability may be expressly within the Landlord's covenants contained in this Lease to comply in all material respects with the provisions of all statutes and instruments pursuant to them for the time being in force and requirements of any competent authority relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnify the Landlord against all actions proceedings claims or demands which may be brought or made by reason of such statutes or requirements or any default in compliance with them.

                  3.18.2 In particular but without prejudice to the generality of clause 3.18.1:

                           3.18.2.1 to execute all works and do all things on or in respect of the Demised Premises which are required under the Offices Shops and Railway Premises Act 1963;

                           3.18.2.2 to comply with all requirements under any present or future Act of Parliament order bye-law or regulation as to the use or occupation of or otherwise concerning the Demised Premises;

                           3.18.2.3  to execute with all due diligence
                                     (commencing work within two months or
                                     sooner if necessary and then proceeding
                                     continuously) all works to the Demised
                                     Premises for which the Tenant is liable in accordance with this clause 3.18 and of which the Landlord has given written notice to the Tenant; and

                           3.18.2.4  if the Tenant shall not comply with clause
                                     3.18.2.3 to permit the Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the reasonable expenses properly incurred of so doing (including surveyors' and other professional advisers' fees) together with Interest from the date of expenditure until payment by the Tenant to the Landlord (such monies to be recoverable as if they were rent in arrear).

         3.19     Planning permissions

                  3.19.1 Not without the consent in writing (such consent not to be unreasonably withheld or delayed) of the Landlord to make any application under the Town and Country Planning Acts 1971-1991 to any local planning authority for permission to change the use of the Demised Premises.

         3.19.2 To indemnify the Landlord against any development charges other charges and expenses payable in respect of such applications and to reimburse to the Landlord the reasonable costs it may properly incur in connection with such consent.

         3.19.3 To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made.

         3.19.4 Forthwith to give to the Landlord full particulars in writing of the grant of planning permission.

         3.19.5 Not to implement any planning permission if the Landlord shall make reasonable objection to any of the conditions subject to which it has been granted where such conditions shall materially affect the Landlord's interest in the Site.

3.20     Compliance with town planning requirements

         3.20.1 To perform and observe all the provisions and requirements of all statutes and regulations relating to town and country planning in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant.

         3.20.2 To indemnify the Landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant's failure to obtain any necessary development or other consents as aforesaid.

         3.20.3 To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant under or by virtue of any statute or regulations relating to town and country planning or otherwise within seven days of the receipt of any such by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order to the Landlord.

                  3.20.4 Forthwith to take all reasonable and necessary steps to comply with any such notice or order.

                  3.20.5 At the request and cost of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such a notice or order as the Landlord may reasonably deem expedient.

         3.21     Claims made by third parties

To indemnify the Landlord against any claims proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord by any employees workpeople agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises save in the case of any action or default by the Landlord or its servants or agents.

         3.22     Expenses of the landlord

To pay all expenses (including solicitors' costs surveyors' fees and bailiff's fees) properly and reasonably incurred by the Landlord:


                  3.22.1 incidental to the preparation and service of a Schedule of Dilapidations and/or a notice under sections 146 and 147 of the Law of Property Act 1925 (notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court); and

                  3.22.2 in connection with every application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or given.

         3.23     Obstruction of windows or lights

                  3.23.1 Not to stop up darken or obstruct any windows or lights belonging to the Demised Premises or any other buildings belonging to the Landlord on the Site nor permit any new window light opening doorway path passage drain or other restriction encroachment or easement to be made.

         3.23.2 Not to permit any easement to be made or acquired into against or upon the Demised Premises.

         3.23.3 Where any such window light opening doorway path passage drain or other restriction encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request and cost of the Landlord to adopt such course as may be reasonably required or reasonably deemed proper by the Landlord for preventing any such restriction encroachment or the acquisition of any such easement.

3.24     Cleaning and insurance of windows

         3.24.1 At all times to keep the glass in the windows of the Buildings clean.

         3.24.2 To keep the glass in the windows of the Buildings insured in a sum equal to the full replacement cost against damage in a reputable office determined by the Landlord in the joint names of the Landlord and the Tenant.

         3.24.3 Whenever reasonably required to produce to the Landlord the policy and the receipt for the last premium in respect of such insurance.

         3.24.4 In case of the destruction of or damage to any plate glass windows to lay out the monies received in respect of such insurance in replacement with glass of the same quality and thickness as before and in case such monies shall be insufficient for such purpose to make good the deficiency out of the Tenant's own monies.

3.25     Value added tax

         3.25.1 To pay any value added tax lawfully imposed upon and added to any fee charge cost or expense in respect of goods and services supplied by or on behalf of the Landlord in connection with this Lease upon receipt of an appropriate Value Added Tax invoice.

         3.25.2 To indemnify the Landlord to the extent that input (value added) tax for which the Landlord is liable to third parties in respect of goods and services supplied to the Landlord in connection with this Lease is not recoverable by the Landlord by credit against output (value added) tax or repayment to the Landlord by the Commissioners of Customs and Excise.



      3.26  Notices 'to let' and 'for sale'

To allow the Landlord or its agents to enter on the Demised Premises at any time upon giving the Tenant reasonable notice in writing

         3.26.1 within six months next before the expiration or earlier determination of the Term to fix upon the Buildings a notice broad for reletting the Demised Premises but not by so doing obscure the Tenant's own existing signs and name plates

         3.26.2 to fix on some part of the Buildings a notice board for the sale of the interest of the Landlord but the proviso in clause 3.26.1 above shall equally apply

         3.26.3   not to remove or obscure any such notice board; and

         3.26.4 to permit all persons authorised by the Landlord or its agents to view the Demised Premises at reasonable hours without interruption in connection with any such letting or sale.

      3.27  Superior Lease covenants

         3.27.1 To observe and perform the obligations and liabilities in so far as the same shall relate to or affect the Demised Premises referred to in the Superior Lease including any obligations to register this Lease with the Superior Landlord except the obligation thereunder to pay rent and other outgoings and to indemnify and keep indemnified the Landlord against any liability whatsoever arising out of the breach non-observance or non-performance of such obligations and liabilities save where the same would amount to a derogation from the grant herein contained.

         3.27.2 Not to do any act matter or thing which would constitute a breach non-observance or non-performance of the covenants on the part of the tenant and the conditions contained in the Superior Lease.

         3.27.3 The Landlord acknowledges the right of the Tenant to production of the Superior Lease (or a certified copy of the Superior Lease).

4    Provisos

THE PARTIES AGREE to the following provisos:

    4.1  Proviso for re-entry

         4.1.1    If

                  4.1.1.1 any or any part of the rents reserved by this Lease shall be unpaid for twenty one days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded); or

                  4.1.1.2 the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant's goods; or

                  4.1.1.3 an event of insolvency shall occur in relation to the Tenant or any guarantor of the Tenant then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord for that purpose to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made.

         4.1.2 Re-entry in exercise of the rights contained in clause 4.1.1 shall be without prejudice to any right of action or remedy of the Landlord or the Tenant in respect of any antecedent breach of any of the covenants contained in this Lease.

         4.1.3 The expression 'an event of insolvency' in clause 4.1.1.3 includes (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditor's winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs and the appointment of a receiver of an administrative receiver, and (in relation to an individual who is the Tenant or a guarantor) having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs, and the appointment of a receiver or interim receiver, and in relation to the various events of insolvency they shall wherever appropriate be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986.

4.2  Rent abatement in case of damage by insured risks

         4.2.1 If the whole or any part of the Demised Premises shall at any time be destroyed or damaged by any of the Insured Risks so as to render the Demised Premises unfit for occupation and use and the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld in whole or in part in consequence of some act or default of the Tenant his employees or agents then the rents reserved by this Lease or a fair proportion of them according to the nature and extent of the damage sustained shall cease and be suspended until the Demised Premises shall be rendered fit for occupation and use again

         4.2.2 Any dispute as to the amount or extent of such cesser of rent shall be referred to the award of a single arbitrator if the Landlord and the Tenant can agree upon one and otherwise to an arbitrator appointed at the request of either of them by the President for the time being of the Royal Institution of Chartered Surveyors and in either case in accordance with the provisions of the Arbitration Acts 1950-1979.


4.3  Power for Landlord to deal with the Retained Land

         4.3.1 The Landlord may deal as it amy think fit with the Retained Land and erect or suffer to be erected on such property any structures whatsoever whether or not such structures shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises but not so as to materially interrupt or disturb the Tenant's lawful use of the Demised Premises


         4.4      Arbitration of disputes between tenants

If any dispute or disagreement shall at any time arise between the Tenant and any other tenants and occupiers of the Retained Land relating to the Conducting Media serving the Demised Premises or any easements or privileges whatsoever affecting or relating to the Demised Premises or any other part of the Site the dispute or disagreement shall from time to time be settled and determined by the Landlord to which determination the Tenant shall from time to time submit.

         4.5      Compensation for disturbance

Except to the extent that any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954.


         4.6      Removal of property after determination of term

                  4.6.1 If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 28 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the reasonable costs and expenses of removal storage and sale properly incurred by it to the order of the Tenant.


         4.7      Notices consents and approvals

                  4.7.1 Any notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made with the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act of
                           1962).

                  4.7.2 Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing.

         4.8      Superior landlord

                  4.8.1 The powers rights matters and discretions granted and reserved to the Landlord under this Lease shall also be granted and reserved to or exercisable by any Superior Landlord its servants agents or workmen to the extent required under the Superior Lease.

                  4.8.2 If the Tenant shall do or propose to for any matter or thing for which the consent of the Superior Landlord shall be required the Tenant shall bear and indemnify the Landlord against the reasonable and proper cost of obtaining such consent together with all incidental surveyors' professional or other fees and disbursements.

                  4.8.3 The Landlord shall be entitled to withhold the Landlord's consent in any matter where the Superior Landlord's consent is required and the Landlord is unable after having made all reasonable endeavours to obtain it.

         4.9.     Value Added Tax

                  4.9.1. Any monies (including rents) payable under this Lease shall be exclusive of value added tax which (if any) shall be payable in addition.

5        Landlord's covenants

THE LANDLORD COVENANTS with the Tenant as follows:

         5.1      Quiet enjoyment

That the Tenant paying the rents and performing the Tenant's covenants reserved by and contained in this Lease may lawfully and peacefully enjoy the Demised Premises throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord.

         5.2      Insurance

                  5.2.1 To keep insured at all times throughout the Term in such a sum as shall represent the full reinstatement value of the Demised Premises and all fixtures of an insurable nature (other than those which the Tenant is entitle to remove) against loss or damage by the Insured Risks together with Architects' Surveyors' and other requisite professional advisers' fees in relation to the reinstatement of the Demised Premises and three years' loss of rent in respect of the Demised Premises.

                  5.2.2 Whenever the whole or any part of the Demised Premises shall in consequence of the occurrence of any of the Insured Risks be destroyed or damaged so as to render the whole or part of the Demised Premises unfit for occupation or use then with all due diligence to apply the monies received for that purpose by virtue of the policy of insurance effected in accordance wit clause 5.2.1 above (or to require the monies to be laid out) towards the rebuilding repairing and reinstating the Demised Premises with all convenient speed.

                  5.2.3    The Landlord's obligation under this clause
                           5.2 shall cease if and to the extent that the insurance shall be vitiated or the policy monies withheld by any act or default of the Tenant.

         5.3      Common Parts

                  5.3.1.  To maintain and keep in good repair the Common Parts and to use all reasonable endeavours to provide the Services provided always that the Landlord will have no liability to the Tenant

                           5.3.1.1. for any failure to provide any Service during any period when the Tenant is in arrears with payment of any sums due under clauses 3.1 and 3.3 or any other monies due from the Tenant to the Landlord under this Lease

                           5.3.1.2 for the interruption of any Service for reason of inspection maintenance repair or other works provided these are carried out with due diligence and in accordance with good estate management.

            5.3.1.3. for the failure to provide any Service for reasons outside the control of the Landlord

            5.3.1.4. for the withdrawal of any Service if the Landlord reasonably considers it is no longer appropriate


     5.4.   Superior Lease obligations

            5.4.1. The Landlord shall pay the rent reserved by and observe and perform the covenants on the part of the tenant and the conditions contained in the Superior Lease except in so far as the covenants fall to be observed and performed by the Tenant by reason of the obligations on the part of the Tenant contained in this Lease.

     5.5.   Enforce covenants

            5.5.1 Upon reasonable written request and receipt of a suitable indemnity from the Tenant (or the deposit of adequate security) to use all reasonable endeavours to enforce against the tenants of other Units a covenants entered into by such Tenant a breach of which will cause a nuisance to the Tenant or otherwise materially interfere with the Tenant's business.

6 Rent review

     6.1    The review dates

The yearly rent payable under this Lease shall be reviewed on the expiration of each consecutive period of five years of the Term (referred to in this clause 6 as 'the review date' and 'the relevant review date' shall be construed accordingly) and as and from each review date the reviewed rent (agreed or determined in accordance with the following provisions of this clause) shall become payable in all respects as if it were the yearly rent reserved by this Lease.

     6.2    Upward only rent reviews

The reviewed rent shall be the greater of:

                  6.2.1 the yearly rent payable under this Lease immediately preceding the relevant review date; and

                  6.2.2 the market rent of the Demised Premises at the relevant review date.

         6.3      The Market rent

The expression 'the market rent' shall for the purpose of this Lease mean the yearly rental value of the Demised Premises having regard to best rental values reasonably obtainable as between a willing landlord and a willing tenant for comparable property at the relevant review date let without a premium for a term of either 10 years or the residue of the Term at the relevant review date whichever shall be the greater and subject to the provisions to the same effect as those contained in this Lease (other than the amount of rent but including these provisions for rent review) but upon the assumption (of not the fact) that at the relevant review date:

                  6.3.1 the Demised Premises are available to be let with vacant possession;

                  6.3.2 the Demised Premises are fit and ready for immediate occupation and use;

                  6.3.3 no work has been carried out to the Demised Premises by the Tenant or any predecessor-in-title of the Tenant which has diminished the market rent;

                  6.3.4 in case the Demised Premises have been destroyed or damaged they have been fully reinstated

                  6.3.5 the Demised Premises are in a state of full repair and the covenants of the Tenant have been fully observed and performed;

                  6.3.6 the Demised Premises may be lawfully used for any purpose which is within those classes referred to in clause 3.13.1


         6.4      Matters to be disregarded

In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:

                  6.4.1 the occupation of the Demised Premises by the Tenant or any predecessor-in-title of the Tenant;

                  6.4.2 any goodwill attached to the Demised Premises by reason of the carrying on at the Demised Premises of the business of the Tenant or predecessors-in-title of the Tenant to that business;

                  6.4.3 any improvements to the Demised Premises made by the Tenant with the consent of the Landlord other than those:

                            6.4.3.1 made in pursuance of an obligation to the Landlord (except obligations requiring compliance with statutes or directions of local authorities); or

                            6.4.3.2   completed by the Tenant and/or its
                                      predecessors-in-title more than 21 years before the relevant review date.

         6.5      Procedure for determination of market rent

                  6.5.1 The Landlord and the Tenant shall endeavour to agree the market rent at any time not being earlier than 12 months before the relevant review date but if they shall not have agreed the market rent three months before the relevant review date the amount of the market rent shall be determined by reference to the arbitration of an arbitrator nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant and the costs of the arbitration shall be in the award of the arbitrator whose decision shall be final and binding on the parties hereto.

                  6.5.2 The reference to and award of the arbitrator shall be in accordance with the Arbitration Acts 1950-1979.

                  6.5.3 The arbitrator to be nominated shall be a chartered surveyor having experience of leasehold valuation of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situated.

          6.6     Time limits

Time shall not be of the essence in agreeing or determining the reviewed rent or in appointing an arbitrator.

     6.7  Rental adjustments

If the market rent shall not have been agreed or determined in accordance with the provisions of this clause before the relevant review date then until the market rent shall have been so agreed or determined the Tenant shall continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date and when the market rent shall have been agreed or determined the Tenant shall forthwith pay to the Landlord all arrears of the reviewed rent which shall have accrued together with interest calculated as being 3 per cent below the rate of Interest specified herein upon the arrears in respect of the period commencing on the relevant review date and ending with the payment of the arrears by the Tenant to the Landlord.

     6.8  Memorandum of rent review

The parties shall cause a memorandum of the reviewed rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the counterpart of this Lease as appropriate.

7.   Guarantee Provisions

     7.1 The Surety guarantees to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the covenants and stipulations on the Tenant's part contained in this Lease throughout the Term.

     7.2 The Surety shall not be released from liability under these provisions by reason of any forbearance the granting of time or any other indulgence on the part of the Landlord (including but without prejudice to the generality of the foregoing) any granting or extension of time under or varying the procedure set out in clause 6.5.

     7.3 If a liquidator or trustee in bankruptcy of the Tenant shall disclaim this Lease the Surety will if the Landlord shall by notice within three months after such disclaimer so require take from the Landlord a Lease of the Demised Premises for a term commensurate with the residue of the Term which would have remained had there been no disclaimer at the same rents and subject to the same covenants and conditions as are reserved by and contained in this Lease (with the exception of this clause) such Lease to take effect from the date of the disclaimer and in such case the Surety shall pay the costs of such new Lease and execute and deliver to the Landlord a counterpart of the new Lease.

8    Legal fees

The Tenant shall forthwith pay the Landlord's Solicitors charges properly incurred for the preparation of this Lease together with the stamp duty on the counterpart thereof up to a maximum sum of L.900, plus Value Added Tax.

9    Tenant's rights to terminate

     9.1 Subject to clauses 9.3 and 9.4 the Tenant may at any time before (____________) serve a notice upon the Landlord to terminate the Term on (____________) and if it does so and if the Tenant observes the obligation in clause 9.3 and completion of any obligation imposed by the Landlord under clause 9.4 up to (_______________) the Term will end at 12:00 noon on (______________) (rent being paid for all that day) but the termination will not affect any claim that the Landlord may have for breaches by the Tenant of the provisions of this Lease. The parties agree that time shall be of the essence in relation to the provisions of this clause 9.1.

     9.2 Subject to clauses 9.3 and 9.4 the Tenant may at any time before (_____________) serve a notice upon the Landlord to terminate the Term on (________________) and if it does so and if the Tenant observes the obligation in clause 9.3 and completion of any obligation imposed by the Landlord under clause 9.4 up to (________________) the Term will end at 12:00 noon on (______________) (rent being paid for all that day) but the termination will not affect any claim that the Landlord may have for breaches by the Tenant of the provisions of this Lease. The parties agree that time shall be of the essence in relation to the provisions of this clause 9.2.

     9.3 The Tenant shall only be entitled to terminate this Lease under the provisions of clause 9.1 or 9.2 if on or before the relevant termination date it shall have paid to the Landlord by way of cleared funds a sum equivalent to one quarter's rent then prevailing under this Lease plus Value Added Tax thereon and for the avoidance of doubt such payment shall be in addition to any other payments due under this Lease.

     9.4 In the event that the Tenant exercises its right to terminate this Lease under the provisions either of clause 9.1 or clause 9.2 and if the Landlord so requires the Tenant shall rebuild at the Tenant's own expense a dividing wall between the Buildings and the neighbouring Unit E3 to the Landlord's reasonable specification and to the reasonable satisfaction of the Landlord.

                                   SCHEDULE 1

Matters in respect of which the Tenant is to have the benefit (subject always to compliance with the Regulations)

1. The right in common with the Landlord and all others similarly entitled to pass and repass at all times and for all purposes connected with the use and enjoyment of the Demised Premises with or without vehicles over the estate roads and accessways within the Common Parts provided always that the relevant accessways shall be used only for the purpose of obtaining access to and egress from the Car Parking Spaces and the Demised Premises

2. The right in common with the Landlord and all others similarly entitled to pass and repass at all times and for all purposes connected with the use and enjoyment of the Demised Premises on foot only along the pavements forming part of the Common Parts

3. The right of free passage of water steam soil air gas electricity and telephone communications from and to any part of the Demised Premises through the Conducting Media commonly used for those purposes which are now or may in the future during the period of 80 years after the date of this Lease be in upon or under the Retained Land

4. With the consent of the Landlord the right to enter the Retained Land with or without agents workmen and others and with or without necessary appliances and materials at all times for the purposes of maintaining repairing and cleansing the Demised Premises causing as little damage and disturbance as possible and making compensation to any owner or occupier of any Adjoining Property for all damage that is done

5. Those matters referred to in the Superior Lease in so far as they relate to or in any way affect the Demised Premises

     6.   The right of support from the adjacent premises E2


                                   SCHEDULE 2

          Exceptions and Reservations in favour of the Landlord.

     1. The right of free passage of water steam soil air gas electricity and telephone communications from and to the Retained Land through the Conducting Media commonly used for those purposes which are now or may in the future during the period of 80 years after the date of this Lease be in upon or under the Demised Premises

     2. With the consent of the Tenant (not to be unreasonably withheld) the right to enter the Demised Premises with or without agents workmen and others and with or without necessary appliances and materials at reasonable times for the purposes of connecting into the Conducting Media and the services referred to in paragraph 1 of this schedule and also for the purposes of repairing maintaining testing cleansing and if necessary renewing such services causing as little damage and disturbance as possible to the Tenant and making compensation for all damage that is done.


                                   SCHEDULE 3

                                  The Services

In this Schedule the Services are those services appropriate to the management and maintenance of the Common Parts in accordance with the highest standards of estate management including but not limited to the following:

     1. Lighting (including if appropriate improvement replacement and renewal thereof), cleaning, draining, repairing and maintaining in good condition free from rubbish and litter and from time to time resurfacing reconstructing renewing or rebuilding all estate roads, accessways, footpaths, walkways, paved areas, lawns and trees and landscaped areas

2. Cleaning, repairing and maintaining in good working condition and from time to time renewing the Conducting Media

3. Paying any outgoings properly payable by the Landlord in respect of the Common Parts including general and water rates charges and assessments for electricity and gas telephone and public or statutory utilities payable in respect of the Common Parts and also including any outgoings (including rent) payable in respect of the Landlord's site office and any accommodation provided by the Landlord for its staff

4. Providing and renewing (if and to the extent that the Landlord reasonably considers it appropriate) security fire fighting and prevention apparatus for the better use and enjoyment of the Common Parts and its facilities

5. Retaining (to the extent that the Landlord acting reasonably considers it appropriate) managing agents and professional advisers

6. Employing staff if the same shall be reasonably necessary in connection with the proper performance of the Landlord's obligations under this Lease and the provision of the Services and all other incidental expenditure in relation to such employment including but without prejudice to the generality of the foregoing the payment of the statutory and other insurance health pension welfare and other payments contributions and premiums that the Landlord may in its absolute discretion deem desirable or necessary and the reasonable cost of the provision of uniforms working clothes tools appliances cleaning and other material and equipment for the proper performance of their duties

7. Where reasonably necessary providing and maintaining accommodation for such staff employed full time or part time in connection with the Services as the Landlord may from time to time at its discretion determine

8. Paying proper fees charges expenses and commissions payable to any solicitor accountant surveyor valuer architect engineer quantity surveyor and managing agent which the Landlord may from time to time employ in connection with the management and administration (including rent collection) repair and maintenance of the Common Parts

9.   Regulating and controlling the movement of vehicles upon the Common Parts

10. Complying with any statutory requirements relating to the Common Parts not the responsibility of the Tenant

11. Providing such other things in the nature of the Services as shall be reasonable and for the benefit of the Tenant and the other occupiers of the Site and as the Landlord shall reasonably consider necessary or desirable to maintain the standard of the Common Parts

12. Paying VAT on the cost of any of the Services provided (but giving due credit for recoverable VAT as herein provided).

13. Maintaining appropriate insurance in respect of the Landlord's employers third party occupiers and public liability in connection with the Common Parts

14. Modernising maintaining renewing or replacing plant and machinery (if any) when reasonably necessary in the Common Parts

15. Providing (if the Landlord deems it necessary) security for the Site and traffic patrols

16. Providing maintaining and renewing plants shrubs trees and flowers in the Common Parts

17. Employing landscape gardeners (if the Landlord deems it appropriate) to maintain all landscaping areas within the Common Parts

18.  Maintaining repairing and renewing all fences and boundaries on the Site


                                   SCHEDULE 4

                               The Service Charge

1. The Service Charge in respect of which the Tenant is to contribute under clause 3.3.2 (subject to the proviso hereinafter contained) means the aggregate of the following costs:

     1.1. all rates taxes charges assessments and outgoings properly payable in respect of all or any part of the Common Parts or in respect of the Site as a whole (as distinct from any one or more unit)

     1.2. the reasonable and proper cost of employing or arranging for the employment of staff to provide the Services such cost to include all incidental expenditure such as (without prejudice to the generality of the foregoing) that relating to insurance pension and welfare contributions the provision of clothing the provision of tools and equipment the provision of accommodation (and where such accommodation is provided on the Site a notional rent therefor not exceeding such figure as the Landlord is from time to time advised by a duly qualified surveyor represents its open market rent)

1.3. The proper cost of providing maintaining and renewing such equipment materials and supplies as are from time to time required in order to provide the Services

1.4. The cost of all maintenance contracts properly entered into in relation to the provision of the Services

1.5. The reasonable cost to the Landlord of complying with or contesting the requirements of proposals of any Authority in so far as they relate to the Site (as distinct from any particular Unit or Units)

1.6. The proper fees of managing agents retained by the Landlord in relation to the management of the Site the provision of the Services and the collection of the Service Charge due from tenants and occupiers of the Site (or where any such task is carried out by the Landlord a reasonable charge for the Landlord in relation thereto)

1.7. The proper cost of preparing and auditing Service Charge accounts (whether carried out by the Landlord or by the Landlord's agents or accountants)

1.8. The proper cost of obtaining such professional advice as may from time to time be required in relation to the management of the Common Parts and the provision of Services

1.9. VAT (or other tax) where chargeable on any part of the Service Charge to the extent that it cannot be recovered by the Landlord

1.10. All other proper costs charges expenses and outgoings incurred or incidental to the provision of the Services

1.11. Such provision for anticipated future expenditure in relation to the Services as may in the Landlord's reasonable opinion be appropriate

                  PROVIDED THAT the costs of any remedial works necessary at the Site in relation to defective surface water drainage and damage caused by subterranean streams and in connection with any methane gas escape or build-up will not be recoverable from the Tenant under the provisions of this Schedule or otherwise.

2.       Payment of the Service Charge

         For the purpose of this clause the following words and expressions shall where the context so admits be deemed to have the following meanings

         "Account Date" means the 30th June in each year or such other date in each year as the Landlord may reasonably stipulate

         "Account Period" means the period from and excluding one Account Date up to and including the next Account Date

         "Total Charge" means the total Service Charge for an Account Period

         "Service Charge" means the due proportion of the Total Charge payable by the Tenant under the provisions of clause 3.3.2 of this Lease

         "Estimated Service Charge" means the payment on account of the Service Charge

         "Account Statement" means a statement certified by a duly qualified surveyor or accountant (and in the absence of manifest error to be accepted by the Tenant as conclusive) showing a) the Total Charge for the relevant Account Period b) the Service Charge c) details of all Estimated Service Charge received in respect of the relevant Account Period and d) any balance of Service Charge due from the Tenant or refund due to the Tenant

3. The Tenant hereby covenants to pay to the Landlord by way of equal instalments in advance on each quarter day during the Term and proportionately for less than an Account Period (the first payment or proportionate payment to be made on the date hereof) an Estimated Service Charge of such sum as the Landlord may reasonably demand having regard to the actual and anticipated Service Charge

4. As soon as practicable after an Account Date the Landlord shall submit to the Tenant an Account Statement for the Account Period ending on that Account Date and

     4.1 if the Account Statement shows that a balance of Service Charge is due from the Tenant the Tenant shall pay such balance to the Landlord within 14 days of receipt of the Account Statement

     4.2 if the Account Statement shows that a refund is due to the Tenant such refund shall during the Term be set off against a future Service Charge payment and following the determination of the Term be set off against any other monies due from the Tenant to the Landlord and the balance (if any) paid to the Tenant


                                   SCHEDULE 5

                                The Regulations

1. Such rules and regulations as the Landlord in its absolute discretion shall deem appropriate for the purposes of governing and controlling traffic on the estate roads and accessways within the Common Parts

2.   No obstruction must be caused on or within any part of the Common Parts

3. Refuse is to be kept in containers specifically approved by the Landlord and removed at regular intervals

4. Due precaution shall be taken to avoid water freezing in any of the Conducting Media within the Demised Premises

5. Fire escape doors are not to be obstructed nor used except in cases of emergency

6.   The Demised Premises are to be secured against intrusion when not in use

Executed as a deed for and on
behalf of UNIFORM TUBES (EUROPE)
in the presence of:




Executed as a deed for and on
behalf of UTI CORPORATION in
the presence of:
                                 /s/ CORNELIUS VERHOOG
                                 ---------------------
                                     Cornelius Verhoog
                                     VP -- Finance


Subscribed and Affirmed
Before me this 13th day
of July, 1993


/s/ CHARLOTTE E. JAY
--------------------
    Charlotte E. Jay

[NOTARY SEAL]

Pottstown, PA U.S.A.

DATED                                                                       1993

                          BAKMAT DEVELOPMENTS LIMITED

                                      -to-

                             UNIFORM TUBES (EUROPE)



                               COUNTERPART LEASE

relating to Unit E2, Brookside Business Park, Chadderton, Oldham and associated car parking spaces




                                        Jones, Maidment, Wilson,
                                        5, Byrom Street,
                                        Manchester M3 4PF

                                        PG/LB

Date:                                                         19

Parties:

1 'The Landlord': BAKMAT DEVELOPMENTS LIMITED whose registered office is at Oak House, Newby Road Industrial Estate, Hazel Grove, Stockport SK7 5AS

2 'The Tenant': UNIFORM TUBES (EUROPE) whose registered office is at Dennis House, Marsden Street, Manchester, M2 1JD

3 'The Surety': UTI CORPORATION, 200 West Seventh Avenue, Trappe, Collegeville, Pennsylvania, 19426-0992, U.S.A.


Operative provisions:

1        Interpretation

         1.1      Definitions

In this lease the following words and expressions shall where the context so admits be deemed to have the following meanings:

         1.1.1.   "the Plan" means the plan attached hereto

         1.1.2. "the Site" means the land demised to the Landlord by the Superior Lease edged blue on the Plan

         1.1.3. "Common Parts" means the estate roads accessways (including any drains and sewers thereunder) pavements landscaped and all other areas (including Wince Brook and its embankment) within the Site enjoyed in common by the Landlord and all other owners/occupiers of the Units on the Site

         1.1.4. "the Retained Land" means such part of the Site as is not demised by this Lease

         1.1.5. "Conducting Media" means drains sewers conduits flues gutters gullies channels ducts shafts watercourses pipes cables wires and mains or any of them not exclusively serving any premises to be demised to other owners/occupiers of the Units on the Site;

         1.1.6. "the Car Parking Spaces" means the area shown coloured brown on the Plan

         1.1.7. "the Demised Landscaping Area" means the area shown coloured green on the Plan

         1.1.8 "the Demised Premises" means the land shown edged red on the Plan together with any buildings erected thereon (the "Buildings") and includes;

                  the inside and outside of the windows and other lights and the frames glass equipment and fitments relating to windows and lights of the Buildings;

                  the door frames equipment and fitments and any glass relating to the doors of the Buildings;

                  the internal plaster or other surfaces of loadbearing walls and columns within the Buildings and of walls which form boundaries of the Buildings; the whole of all non-loadbearing wells within the Buildings;

                  the flooring raised floors and floor screeds down to the joists or other structural parts supporting the flooring of the Buildings;

                  the plaster or other surfaces of the ceilings and the whole of any false ceilings within the Buildings and the voids between the ceilings and any false ceilings;

                  all the Conducting Media within and/or exclusively serving the Buildings;

                  appurtenances fixtures and rights demised by this Lease;

                  all structural parts loadbearing framework roof foundations joists forming part of the Buildings

         1.1.9. "Insured Risks" means the risks of fire storm tempest flood lightning explosion aircraft and articles dropped therefrom riot civil commotion malicious damage earthquake bursting and overflowing of water pipes tanks and other apparatus and such other perils loss of rent and third party and public liability cover and other contingencies against which the Demised Premises are required to or which may from time to time be insured under the provisions of this Lease and includes any incidental cover costs fees and expenses covered by the insurance policy but subject to any exclusions limitations or conditions imposed by or contained in the policy of insurance;

         1.1.10. "the Service(s)" means those services or any part of them to be provided by the Landlord set out in Schedule 3

         1.1.11. "the Service Charge" means those expenses costs and charges set out in Schedule 4

         1.1.12 "Interest" means interest at the rate of 3 per cent over the base rate of Royal Bank of Scotland PLC for the time being and from time to time prevailing (as well after as before judgment) or such other comparable rate as the Landlord may reasonably designate if the base rate shall cease to be published;

         1.1.13 "the Landlord" includes all persons entitled to the reversion immediately expectant upon the determination of this Lease;

         1.1.14 "this Lease" is a reference to this Underlease and includes any instruments supplemental to it;

         1.1.15 "outgoings" means all general rates water rates water charges taxes and all existing and future rates charges assessments impositions and outgoings of an annual or regularly recurring nature (whether parliamentary municipal parochial or otherwise) which are now or may at any time in the future be payable charged or assessed on property or the owner or occupier of property;

         1.1.16 "the Superior Landlord" means the holder of a reversion whether immediate or not to the lease under which the landlord holds its interest in the Site

         1.1.17 "Superior Lease" means the lease dated 29 November 1991 under which the Landlord holds its interest in the Site and includes any leasehold reversion whether immediate or not to such lease;

         1.1.18 "the Tenant" includes the Tenant's successors in title and assigns in whom this Lease shall for the time being be vested;

         1.1.19 "the Term" means the term of years granted by this Lease and (in relation to clause 7 includes) any statutory continuation or extension of the term of years.

         1.1.20 "Unsecured Underletting" means an underletting of the Demised Premises in relation to which the underlessor and the underlessee have agreed to exclude the provisions of sections 24 to 28 of the Landlord and Tenant Act 1954 and their agreement to do so has been duly authorised beforehand by the court.

         1.1.21 "Unit(s)" means any unit on the Site including any car parking spaces let therewith let or intended to be let

         1.1.22   "the Regulations" means the regulations set out in Schedule 5

    1.2  Interpretation of restrictions on the tenant

In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any person claiming rights to use enjoy or visit the Demised Premises through or with the permission of the Tenant.


    1.3  Clauses and clause headings

         1.3.1 The clause and paragraph headings in this Lease are for ease of reference only and shall not be taken into account in the construction or interpretation of any covenant condition or proviso to which they refer.

         1.3.2 References in this Lease to a clause Schedule or paragraph are references where the context so admits to a clause Schedule or paragraph of a Schedule in this Lease and references in a Schedule to a paragraph are (unless the context otherwise requires) references to a paragraph of that Schedule.


    1.4  Singular and plural meanings

Words in this Lease importing the singular meaning shall where the context so admits include the plural meaning and vice versa.

         1.5      Statutes and statutory instruments

References in this Lease to any statutes or statutory instruments shall include and refer to any statute or statutory instrument amending consolidating or replacing them respectively from time to time and for the time being in force.

         1.6      Gender

Words in this Lease of the masculine gender shall include the feminine and neuter genders and vice versa and words denoting natural persons shall include corporations and firms and all such words shall be construed interchangeably in that manner.


2.       The demise

In consideration of the rent and the covenants reserved by and contained in this Lease:

         2.1      the Landlord at the request of the Surety DEMISES to the
                  Tenant:

                  2.1.1    ALL the Demised Premises;

                  2.1.2    TOGETHER WITH the rights set out in Schedule 1; and

                  2.1.3    EXCEPT AND RESERVED to the Landlord as stated in
                           Schedule 2;

         2.2 for the Term of 25 years from and including the day of _______ 1993 determinable as provided by this Lease subject to the matters contained and referred to in the Superior Lease

         2.3      the Tenant PAYING during the Term;

                  2.3.1 the yearly rent of L.16,305. during the first and second years of the Term; the yearly rent of L.17,665. during the third year of the Term; the yearly rent of L.19,023. during the fourth and fifth years of the Term; and thereafter subject to the provisions for revision contained in clause 6 by equal quarterly payments in advance on the usual quarter days in every year the first (or a proportionate part) of such payments in respect of the period commencing on ________ 19__ and ending on the quarter day next following to be made on the grant of this Lease;

                  2.3.2 as additional rent the monies payable by the Tenant under clause 3.3 as from _________ 19____.

3        Tenant's covenants

THE TENANT COVENANTS with the Landlord as follows:

         3.1      Rent

                  3.1.1 To pay the yearly rent reserved by this Lease at the times and in the manner required under clause 2.3.1 and by means of a standing order to the Tenant's bankers and the additional rents reserved by this Lease at the times and in the manner specified in relation to each of them.

                  3.1.2 If the whole or any part of the rents and other monies due under this Lease shall remain unpaid five days after they shall have become due (in the case of the yearly rent whether formally demanded or not) or if the Landlord shall refuse to accept the tender of rents because of what is subsequently proved to be a breach of covenant on the part of the Tenant then to pay Interest on such rents (or part of the rents) and other monies as from the date they became due until they are paid to or accepted by the Landlord.

         3.2      Outgoings

                  3.2.1 To pay and discharge all Outgoings in respect of the Demise Premises (other than taxes imposed on the Landlord in respect of the yearly rent reserved by this Lease or in respect of a disposal or dealing with the reversionary interest in the Demised Premises).

                  3.2.2 To pay for all gas and electricity consumed on the Demised Premises and all charges for meters and all standing charges.

         3.3      Insurance premium service charge and landscaping charge

                  3.3.1 To pay to the Landlord the due proportion of the insurance premiums incurred with respect to the Insured Risks as to which the following provisions shall apply:

                           3.3.1.1 the insurance premiums shall include all reasonable sums properly expended or required to be expended by the Landlord in effecting and/or maintaining cover against the Insured Risks including any reimbursement of insurance premiums payable to the Superior Landlord;

                           3.3.1.2 the Tenant's liability shall include the whole of any increase in the insurance premiums or expense of renewal payable by reason of any act or omission of the Tenant or any person deriving possession occupation or enjoyment of the Demised Premises through the Tenant;

                           3.3.1.3 the cover may take due account of the effects of inflation and escalation of costs and fees and the Landlord's reasonable estimate of the market rent (as defined in clause 6) of the Demised Premises in the context of ensuing rent reviews and/or the expiration of the Term;

                           3.3.1.4 the due proportion of the insurance premiums shall be payable by the Tenant to the Landlord within seven days of demand;

                           3.3.1.5 the due proportion of the insurance premiums shall be the fair and proper proportion of the insurance premiums attributable to the Demised Premises as the Landlord's Surveyor shall reasonably determine and whose determination shall be binding on the parties save in the case of manifest error

                  3.3.2 To pay to the Landlord in the manner provided in the 4th Schedule a reasonable contribution towards the Service Charge to be determined by the Landlord's Surveyor acting as an expert and not as an arbitrator whose decision shall be final and binding save in the case of manifest error but for the avoidance of doubt such contribution in the absence of special circumstances shall represent the proportion which the floor area of the Buildings bears to the total floor area of the buildings on all of the Units on the Site provided that for the first year of the Term the service charge payment shall not exceed L.0.30 per square foot and any excess over this figure shall be written off by the Landlord

                  3.3.3. To pay to the Landlord from time to time on demand such costs and expenses as the Landlord shall reasonably and properly incur in maintaining the Demised Landscaping Area such costs and expenses to include landscaping, renewing, repairing and replacing where necessary all containers plants shrubs and trees presently or at any time during the Term situate on the Demised Landscaping Area


         3.4 Repair. For the purpose of this clause Demised Premises shall not include the Demised Landscaping Areas

                  3.4.1 From time to time and at all times well and substantially to repair and clean the Demised Premises and to keep the Demised Premises in good and substantial repair and condition

                  3.4.2 The obligations in clause 3.4.1 extend to all improvements and additions to the Demised Premises and all landlord's fixtures fittings and appurtenances of whatever nature affixed or fastened to the Demised Premises

                  3.4.3    The obligations in clause 3.4.1 do not extend to:

                           3.4.3.1 damage by Insured Risks unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents

                           3.4.3.2 the repair of latent or inherent defects in the Demised Premises arising as a result of defects or faults in the design or construction of the Buildings or the plant and equipment therein or the use of inappropriate or deleterious materials in such construction which are unsuitable for the purpose for which they are intended to be used

         3.5      Decorations

                  3.5.1 In the year 1998 and thereafter in every fifth year of the Term and in the last three months of the Term howsoever determined (but not more often than once in any twelve month period) to decorate the inside of the Buildings with sufficient coats of good quality paint or good quality polish and with paper for those parts normally papered or other suitable and appropriate materials of good quality in a workmanlike manner such decorations in the last three months of the Term to be executed in such colours patterns and materials as the Landlord may reasonably and properly require.

                  3.5.2 In the year 1996 and thereafter in every third year of the Term (but not more often than once in any twelve month period) and also in the last three months of the Term howsoever determined to decorate the exterior of the Buildings with sufficient coats of good quality paint or good quality polish or other suitable material of good quality in a proper and workmanlike manner.

                  3.5.3 Not without the consent of the Landlord to alter cover up or change any part of the architectural decorations or the external colour of the Buildings such consent not to be unreasonably withheld or delayed and for the avoidance of doubt the Landlord's consent shall not be deemed to be unreasonably withheld in circumstances where the Landlord objects to any such works on the ground that the same would be detrimental to the overall appearance of the Site and any buildings thereon


         3.6      Landlord's right of inspection and right of repair

                  3.6.1 To permit the Landlord and its servants or agents at all reasonable times on reasonable notice in writing to enter into inspect and view the Buildings and examine their condition and also to take a schedule of fixtures in the Buildings.

                  3.6.2 If any breach of covenant defects disrepair removal of fixtures or unauthorised alterations or additions shall be found upon such inspection for which the Tenant is liable then upon notice by the Landlord to the Tenant to commence to execute and diligently progress all repairs works replacements or removals required within two months (or sooner if necessary) after the receipt of such notice to the reasonable satisfaction of the Landlord or its Surveyor.

                  3.6.3 In case of default it shall be lawful for workmen or agents of the Landlord to enter into the Buildings or any part of the Demised Premises and execute such repairs works replacements or removals.

                  3.6.4 To pay to the Landlord on demand all reasonable and necessary expenses properly so incurred with

                           Interest from the date of expenditure until the date they are paid by the Tenant to the Landlord (such expenses and Interest to be recoverable as if they were rent in arrear).

         3.7      Yield up in repair at the end of the Term

At the expiration or earlier determination of the Term or at such later time as the Landlord recovers possession of the Demised Premises from the Tenant:

                  3.7.1 quietly to yield up the Demised Premises (together with all additions and improvements to the Demised Premises and all fixtures which during the Term may be fixed or fastened to or upon the Demised Premises other than tenant's fixtures removable by the Tenant) decorated repaired cleaned and kept in accordance with the Tenant's covenants contained in this Lease (damage by Insured Risks excepted unless and to the extent that the policies of insurance in respect of Insured Risks effected by the Landlord are vitiated or the policy monies are withheld by reason of any act or omission of the Tenant its employees or agents);

                  3.7.2 if so requested by the Landlord to remove from the Buildings and every part of the Demised Premises all the Tenant's belongings - that is to say trade fixtures and fittings and all notices notice boards and signs bearing the name of or otherwise relating to the Tenant (including in this context any persons deriving title to the Demised Premises under the Tenant) or its business; and

                  3.7.3 to make good to the reasonable satisfaction of the Landlord all damage to the Demised Premises and the Site resulting from the removal of the Tenant's belongings from the Demised Premises.

         3.8  Landlord's right of entry for repairs etc

                  3.8.1 To permit the Landlord and the agents workmen and others employed by the Landlord or by the other owners tenants or occupiers of any adjoining Unit at reasonable times after giving to the Tenant reasonable written notice (except in an emergency) to enter upon the Demised Premises:

                           3.8.1.1 to alter maintain or repair any adjoining Unit or

                           3.8.1.2 to construct alter maintain repair or fix any thing or additional thing serving any part of the Retained Land and running through or on the Demise Premises; or

                           3.8.1.3 to comply with an obligation contained in the Superior Lease or with an obligation to any third party having legal rights over the Site and the Demised Premises; or

                           3.8.1.4 in exercise of a right or to comply with an obligation of repair maintenance or renewal under this Lease;

                           PROVIDED ALWAYS that in the exercise of such rights the Landlord will cause the minimum practical inconvenience and disturbance to the Tenant and will make good any consequential damage to the Tenant's reasonable satisfaction as soon as practicable thereafter


         3.9      Alterations

                  3.9.1 Not to make any alterations or additions to or affecting the structure or exterior or the Buildings or the appearance of the Buildings as seen from the exterior.

                  3.9.2 Not without the consent of the Landlord to make any other alterations or additions to the Buildings (but the erection alteration or removal by the Tenant of internal demountable partitioning and non structural internal alterations are authorised without such consent in any event so long as plans of the partitions and any such internal alterations (or full written details thereof) are forthwith deposited with the Landlord).

                  3.9.3 Not without the Landlord's consent to install or erect any exterior lighting shade canopy or awning or other structure in front of or elsewhere outside the Buildings or on the Demised Premises.

                  3.9.4 Not without the consent of the Landlord to alter or change in any way the design or layout of the Demised Landscaping Area

                  3.9.5 At the expiration or earlier determination of the Term if and to the extent required by the Landlord to reinstate the Buildings to the same condition as they were in at the grant of this Lease such reinstatement to be carried out under the supervision and to the reasonable satisfaction of the Landlord or the Landlord's professionally qualified Surveyor.

        3.9.6 To procure that any alterations or additions to the Buildings permitted by the Landlord under clause 3.9.2 shall be carried out only by a professional and reputable contractor.

    3.10  Alienation

        3.10.1 Not to assign or charge or underlet part only of the Demised Premises.

        3.10.2 Not to assign or charge the whole nor underlet the whole of the Demised Premises without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) PROVIDED THAT as a condition of any such consent the Tenant shall if so requested by the Landlord rebuild at the Tenant's own expense a dividing wall between the Buildings and the neighbouring Unit E2 to the Landlord's reasonable specification and to the reasonable satisfaction of the Landlord and the Tenant agrees that any such requirement shall be reasonable in the circumstances of this Lease.

        3.10.3 Not otherwise than by assignment or underletting permitted under the following provisions of this clause 3.10 to:

           3.10.3.1 part with or share possession or occupation of the whole or any part of the Demised Premises; or

           3.10.3.2   grant to third parties any rights over the Demised
                      Premises.

        3.10.4 Upon any assignment to obtain (if the Landlord shall reasonably require) a maximum of two guarantors acceptable to the Landlord for any assignee and to obtain a direct covenant by the assignee with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this Lease throughout the residue of the Term in such form as the Landlord shall reasonably require and a direct covenant by such guarantors on terms reasonably acceptable to the Landlord.

         3.10.5 Upon the grant of any underlease to obtain covenants on the part of the underlessee direct with the Landlord in such form as the Landlord shall reasonably require that the underlessee will:

           3.10.5.1 not assign underlet or charge part only of the premises sub-demised;

           3.10.5.2 not part with or share possession or occupation of the whole or any part of the premises sub-demised nor grant to third parties rights over them otherwise than by a permitted assignment or underletting;

           3.10.5.3 not assign charge or underlet the whole of the premises sub-demised without obtaining the previous consent of the Landlord under this Lease (such consent not to be unreasonably withheld or delayed);

           3.10.5.4 provide for the inclusion in any sub-underleases granted out of such underlease (whether immediate or mediate) of covenants to the same effect as those contained in these clauses 3.10.5 and 3.10.6.


         3.10.6   Upon the grant of any underlease:

           3.10.6.1 to include provisions for the revision of the rent reserved by the underlease in an upward only direction to correspond in time with the provisions for the revision of rent contained in this Lease;

           3.10.6.2    not to reserve or take a premium or fine;

           3.10.6.3 not to underlet the Demised Premises otherwise than at the market rent (as defined in Clause 6)

           3.10.6.4 to include such covenants on the part of the underlessee as shall secure the due performance and observance of the covenants on the part of the Tenant (other than in respect of payment of rent) contained in this Lease.

           3.10.6.5    to include a covenant that underletting
                           shall not be permitted without the Landlord's consent (meaning the Landlord as defined in this Lease) unless such underletting shall be an Unsecured Underletting

         3.10.7 The foregoing provisions of this clause 3.10 shall not apply to any parting with possession or occupation or the sharing of occupation or sub-division of the Demised Premises to or with any member of a group of companies of which the Tenant is itself a member upon the conditions that:

              3.10.7.1 the interest in the Demised Premises so created shall be no more than licence-at-will and shall not afford exclusive possession; and

              3.10.7.2 the possession occupation or subdivision shall forthwith be determined if the Tenant and the relevant member shall cease for any reason whatsoever to be members of the same group of companies; and for this purpose two companies shall be taken to be members of a group if and only if one is a subsidiary of the other or both are subsidiaries of a third company 'subsidiary' having the meaning assigned to it by section 736 of the Companies Act 1985.

  3.11   Registration of dispositions of this Lease

Within one month after the execution of any disposition of this Lease or the Demised Premises whether by assignment charge transfer or underlease or assignment or surrender of any underlease or upon any transmission by reason of a death or otherwise affecting the Demised Premises to produce to and leave with the Solicitors for the time being of the Landlord the deed instrument or other document of disposition (and in each case a certified copy for retention by the Landlord) and on each occasion to pay to such Solicitors a registration fee of L.20 and also any reasonable registration fee payable to the Superior Landlord.

  3.12  Enforcement of underleases

         3.12.1 Not without the consent of the Landlord to vary the terms or waive the benefit of any covenant on the part of a sub-tenant or condition contained in an underlease of the Demised Premises where such variation would render the relevant underlease inconsistent with the terms of this Lease.

         3.12.2 Not without the consent of the Landlord (not to be unreasonably withheld or delayed) to accept a surrender of any underlease of the Demised Premises.

         3.12.3 Diligently to enforce the covenants on the part of a sub-tenant and the conditions contained in an underlease of the Demised Premises and (if reasonably so required by the Landlord) to exercise by way of enforcement the powers of re-entry contained in the underlease.

         3.12.4 Not without the consent of the Landlord to accept any sum or payment in kind by way of commutation of the rent payable by a sub-tenant of the Demised Premises.

         3.12.5 Duly and punctually to exercise all rights to revise the rent reserved by an underlease of the Demised Premises.

    3.13  User

         3.13.1 Not without the consent of the Landlord to use the Demised Premises for purposes other than those uses specified in Class B1, B2 and B8 of the Town & Country Planning (Use Classes) Order 1987

         3.13.2 Nothing contained in this Lease shall imply or be treated as a warranty to the effect that the use of the Demised Premises for the purposes above mentioned is in compliance with all Town Planning laws and regulations now or from time to time in force.

    3.14  Restrictions affecting use of the demised premises

         3.14.1 Not without the consent of the Landlord to erect nor install in the Buildings or any part of the Demised Premises any engine furnace or machinery whether driven by steam oil or electric energy or otherwise which causes noise fumes or vibration which can be heard smelled or felt outside the Demised Premises.

         3.14.2 Not to store in the Buildings or any part of the Demised Premises any petrol or other specially inflammable explosive or combustible substance.

         3.14.3 Not to use the Buildings or any part of the Demised Premises for any noxious noisy or offensive trade or business nor for any illegal or immoral act or purpose.

         3.14.4 Not to hold any sales by auction on the Buildings or any part of Demised Premises.

         3.14.5 Not to hold in or on the Buildings or any part of the Demised Premises any public exhibition public meeting or public entertainment.

         3.14.6 Not to permit any vocal or instrumental music in the Buildings or any part of the Demised Premises so that it can be heard outside the Demised Premises.

         3.14.7 Not to permit livestock of any kind to be kept on the Buildings or any part of the Demised Premises.

         3.14.8 Not to do in or upon the Buildings or any part of the Demised Premises anything which may be or grow to be a nuisance annoyance disturbance inconvenience or damage to the Landlord or any owners tenants and occupiers of any other Units

         3.14.9 Not to load or use the floors walls ceilings or structure of the Buildings in any manner which will cause strain damage or interference with the structural parts loadbearing framework roof foundations joists and external walls of the Buildings.

         3.14.10 Not to overload the electrical installation or Conducting Media in the Buildings.

         3.14.11 Not to do or omit to do anything which interferes with or which imposes an additional and dangerous loading on any ventilation heating air conditioning or other plant or machinery serving any other part of the Site

3.14.12 Not to do anything whereby any policy of insurance on including or in any way relating to the Demised Premises taken out by the Landlord may become void or voidable or whereby the rate of premium thereon may be increased but to provide one or more efficient fire extinguishers of a type approved by the relevant fire authority and to take such other precautions against fire as may be deemed reasonably necessary by the Landlord or its insurers.

3.14.13 Not to use the Demised Premises for the sale of wines spirits beers or any intoxicating liquor for consumption either on or off the Demised Premises.

3.14.14 Not to allow any person to sleep in the Demised Premises nor to use the Demised Premises for residential purposes.

3.14.15 Not at any time to place in the passages corridors staircases lavatories access ways and service areas serving or demised with the Demised Premises any goods mats trade empties rubbish pallets refuse skips or other obstruction.

3.14.16 Not to accumulate trade empties upon the Demised Premises and to arrange regular collections of refuse.

3.14.17 Not to place leave or install any articles merchandise goods or other things in front of or elsewhere outside the Buildings.

3.14.18 Not to permit the drains to be obstructed by oil grease or other deleterious matter but to keep the Demised Premises thoroughly cleaned and the drains serving the Demised Premises as often as may be necessary.

3.14.19 Not at any time to park or permit the parking of any vehicle whatsoever nor to deposit any materials of any kind on or otherwise obstruct the Common Parts or any part thereof.

3.14.20 Not to obstruct or in any way interfere with the access and rights of the owners and/or occupiers for the time being of any other Unit.

3.14.21 Not to use the Car Parking Spaces for any purposes other than the parking of no more than nine private motor vehicles.

                  3.14.22 To comply in all reasonable respects with the Regulations

         3.15     Advertisements and signs

                  3.15.1 Not to place or display on the exterior of the Buildings or on the windows or inside the Buildings so as to be visible from the exterior of the Buildings any name writing notice sign illuminated sign display of lights placard poster sticker or advertisement other than:

                           3.15.1.1 a suitable sign of a size and kind first approved by the Landlord or the Landlord's Surveyor showing the Tenant's name and trade such approval not to be unreasonably withheld or delayed

                           3.15.1.2 such other notices as the Landlord may in its reasonable discretion approve; and

                           3.15.1.3 the name of the Tenant sign written on the entrance doors of the premises in a style and manner approved by the Landlord or the Landlord's Surveyor such approval not to be unreasonably withheld or delayed

                  3.15.2 If any name writing notice sign placard poster sticker of advertisement shall be placed or displayed in breach of these provisions to permit the Landlord to enter the Buildings and using reasonable care to remove such name writing notice sign placard poster sticker or advertisement and to pay to the Landlord on demand the reasonable expenses properly incurred of so doing.

         3.16     Loading and deliveries

                  3.16.1 At all times to keep the interior of the Buildings where it is visible from the exterior of the Demised Premises neatly laid out and furnished and to keep any display windows or any showcases of the Buildings clean and tidy;

                  3.16.2 Not to load or unload vehicles except in the areas within the Demised Premises specially designated for such purpose and also for such purpose to comply with any reasonable additional Regulations of the Landlord and the requirements (if any) of the local highway authority

         3.17     Hours of user

                  3.17.1 The Tenant may use the premises during such hours and on such days as it thinks fit save that the Landlord acting reasonably shall be entitled to object to such user in circumstances where there are security risks in relation to the Demised Premises or any other unit providing always that the Landlord hereby acknowledges that the Demised Premises are let to the Tenant as an independent self contained unit

         3.18     Compliance with statutes etc

                  3.18.1 Except where such liability may be expressly within the Landlord's covenants contained in this Lease to comply in all material respects with the provisions of all statutes and instruments pursuant to them for the time being in force and requirements of any competent authority relating to the Demised Premises or anything done in or upon them by the Tenant and to indemnify the Landlord against all actions proceedings claims or demands which may be brought or made by reason of such statutes or requirements or any default in compliance with them.

                  3.18.2 In particular but without prejudice to the generality of clause 3.18.1:

                           3.18.2.1 to execute all works and do all things on or in respect of the Demised Premises which are required under the Offices Shops and Railway Premises Act 1963;

                           3.18.2.2 to comply with all requirements under any present or future Act of Parliament order bye-law or regulation as to the use or occupation of or otherwise concerning the Demised Premises;

                           3.18.2.3   to execute with all due diligence
                                      (commencing work within two months or
                                      sooner if necessary and then proceeding
                                      continuously) all works to the Demised
                                      Premises for which the Tenant is liable in accordance with this clause 3.18 and of which the Landlord has given written notice to the Tenant; and

                           3.18.2.4   if the Tenant shall not comply with clause
                                      3.18.2.3 to permit the Landlord to enter the Demised Premises to carry out such works and to pay to the Landlord on demand the reasonable expenses properly incurred of so doing (including surveyors' and other professional advisers' fees) together with Interest from the date of expenditure until payment by the Tenant to the Landlord (such monies to be recoverable as if they were rent in arrear).

         3.19     Planning permissions

                  3.19.1 Not without the consent in writing (such consent not to be unreasonably withheld or delayed) of the Landlord to make any application under the Town and Country Planning Acts 1971-1991 to any local planning authority for permission to change the use of the Demised Premises.

                  3.19.2 To indemnify the Landlord against any development charges other charges and expenses payable in respect of such applications and to reimburse to the Landlord the reasonable costs it may properly incur in connection with such consent.

                  3.19.3 To pay to the Landlord on demand any sum or sums which may become payable in consequence of the use of the Demised Premises reverting to that existing prior to such application being made.

                  3.19.4 Forthwith to give to the Landlord full particulars in writing of the grant of planning permission.

                  3.19.5 Not to implement any planning permission if the Landlord shall make reasonable objection to any of the conditions subject to which it has been granted where such conditions shall materially affect the Landlord's interest in


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
                  the size

3.20     Compliance with town planning requirements

         3.20.1 To perform and observe all the provisions and requirements of all statutes and regulations relating to town and country planning in relation to the Demised Premises and to obtain any development or other consent which may be requisite by reason of the development of or on the Demised Premises by the Tenant.

         3.20.2 To indemnify the Landlord from and against any loss or expense suffered by the Landlord by reason of the Tenant's failure to obtain any necessary development or other consents as aforesaid.

         3.20.3 To give full particulars to the Landlord of any notice or proposal for a notice or order or proposal for an order made given or issued to the Tenant under or by virtue of any statute or regulation relating to town and country planning or otherwise within seven days of the receipt of any such by the Tenant and if so required by the Landlord to produce such notice or proposal for a notice or order to the Landlord.

         3.20.4 Forthwith to take all reasonable and necessary steps to comply with any such notice or order.

         3.20.5 At the request and cost of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any proposal for such a notice or order as the Landlord may reasonably deem expedient.

3.21     Claims made by third parties

To indemnify the Landlord against any claims proceedings or demands and the costs and expenses so incurred which may be brought against the Landlord by any employees workpeople agents or visitors of the Tenant in respect of any accident loss or damage whatsoever to person or property howsoever caused or occurring in or upon the Demised Premises save in the case of any action or default by the Landlord or its servants or agents.

  3.22  Expenses of the landlord

To pay all expenses (including solicitors' costs surveyors' fees and bailiff's fees) properly and reasonably incurred by the Landlord:

      3.22.1 incidental to the preparation and service of a Schedule of Dilapidations and/or a notice under sections 146 and 147 of the Law of Property Act 1925 (notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court); and

      3.22.2 in connection with every application for any consent or approval made under this Lease whether or not such consent or approval shall be granted or given.

  3.23  Obstruction of windows or lights

      3.23.1 Not to stop up darken or obstruct any windows or lights belonging to the Demised Premises or any other buildings belonging to the Landlord on the Site nor permit any new window light opening doorway path passage drain or other restriction encroachment or easement to be made.

      3.23.2 Not to permit any easement to be made or acquired into against or upon the Demised Premises.

      3.23.3 Where any such window light opening doorway path passage drain or other restriction encroachment or easement shall be made or attempted to be made or acquired forthwith to give notice of the circumstances to the Landlord and at the request and cost of the Landlord to adopt such course as may be reasonably required or reasonably deemed proper by the Landlord for preventing any such restriction encroachment or the acquisition of any such easement.

  3.24  Cleaning and insurance of windows

      3.24.1 At all times to keep the glass in the windows of the Buildings clean.

      3.24.2 To keep the glass in the windows of the Buildings insured in a sum equal to the full


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
                           replacement cost against damage in a reputable office determined by the Landlord in the joint names of the Landlord and the Tenant.

                  3.24.3 Whenever reasonably required to produce to the Landlord the policy and the receipt for the last premium in respect of such insurance.

                  3.24.4 In case of the destruction of or damage to any plate glass windows to lay out the monies received in respect of such insurance in replacement with glass of the same quality and thickness as before and in case such monies shall be insufficient for such purpose to make good the deficiency out of the Tenant's own monies.

         3.25     Value added tax

                  3.25.1 To pay any value added tax lawfully imposed upon and added to any fee charge cost or expense in respect of goods and services supplied by or on behalf of the Landlord in connection with this Lease upon receipt of an appropriate Valued Added Tax invoice.

                  3.25.2 To indemnify the Landlord to the extent that input (value added) tax for which the Landlord is liable to third parties in respect of goods and services supplied to the Landlord in connection with this Lease is not recoverable by the Landlord by credit against output (value added) tax or repayment to the Landlord by the Commissioners of Customs and Excise.

         3.26     Notices 'to let' and 'for sale'

To allow the Landlord or its agents to enter on the Demised Premises at any time upon giving the Tenant reasonable notice in writing

                  3.26.1 within six months next before the expiration or earlier determination of the Term to fix upon the Buildings a notice board for reletting the Demised Premises but not by so doing obscure the Tenant's own existing signs and name plates

                  3.26.2 to fix on some part of the Buildings a notice board for the sale of the interest of the Landlord but the proviso in clause 3.26.1 above shall equally apply

                  3.26.3   not to remove or obscure any such notice board; and

                  3.26.4 to permit all persons authorised by the Landlord or its agents to view the Demised Premises at reasonable hours without interruption in connection with any such letting or sale.

         3.27     Superior Lease covenants

                  3.27.1 To observe and perform the obligations and liabilities in so far as the same shall relate to or affect the Demised Premises referred to in the Superior Lease including any obligations to register this Lease with the Superior Landlord except the obligation thereunder to pay rent and other outgoings and to indemnify and keep indemnified the Landlord against any liability whatsoever arising out of the breach non-observance or non-performance of such obligations and liabilities save where the same would amount to a derogation from the grant herein contained.

                  3.27.2 Not to do any act matter or thing which would constitute a breach non-observance or non-performance of the covenants on the part of the tenant and the conditions contained in the Superior Lease.

                  3.27.3 The Landlord acknowledges the right of the Tenant to production of the Superior Lease (or a certified copy of the Superior Lease).

4        Provisos

THE PARTIES AGREE to the following provisos:

         4.1      Proviso for re-entry

                  4.1.1    If

                           4.1.1.1 any or any part of the rents reserved by this Lease shall be unpaid for twenty one days after any of the days when they become due for payment (whether or not they shall have been lawfully demanded); or

                           4.1.1.2 the Tenant shall at any time fail or neglect to perform or observe any of the covenants conditions or agreements contained in this Lease to be performed or observed by the Tenant or shall allow any distress or execution to be levied on the Tenant's goods; or


                           4.1.1.3 an event of insolvency shall occur in relation to the Tenant or any guarantor of the Tenant then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord for that purpose to re-enter the Demised Premises or any part of them in the name of the whole and peaceably to repossess and enjoy the Demised Premises as if this Lease had not been made.

                  4.1.2 Re-entry in exercise of the rights contained in clause 4.1.1 shall be without prejudice to any right of action or remedy of the Landlord or the Tenant in respect of any antecedent breach of any of the covenants contained in this Lease.

                  4.1.3    The expression 'an event of insolvency' in clause
                           4.1.1.3 includes (in relation to a company or other corporation which is the Tenant or one of the Tenants or a guarantor) entry into liquidation either compulsory or voluntary (except for the purpose of amalgamation or reconstruction), the passing of a resolution for a creditor's winding up, the making of a proposal to the company and its creditors for a composition in satisfaction of its debts or a scheme of arrangement of its affairs and the appointment of a receiver or an administrative receiver, and (in relation to an individual who is the Tenant or a guarantor) having no reasonable prospect of being able to pay his debts, the presentation of a bankruptcy petition, the making of a proposal to his creditors for a composition in satisfaction of his debts or a scheme of an arrangement of his affairs and the appointment of a receiver or interim receiver, and in relation to the various events of insolvency they shall wherever appropriate be interpreted in accordance and conjunction with the relevant provisions of the Insolvency Act 1986.

         4.2      Rent abatement in case of damage by insured risks

                  4.2.1 If the whole or any part of the Demised Premises shall at any time be destroyed or damaged by any


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
                           of the Insured Risks so as to render the Demised Premises unfit for occupation and use and the policy or policies of insurance shall not have been vitiated or payment of the policy monies withheld in whole or in part in consequence of some act or default of the Tenant his employees or agents then the rents reserved by this Lease or a fair proportion of them according to the nature and extent of the damage sustained shall cease and be suspended until the Demised Premises shall be rendered fit for occupation and use again

                  4.2.2 Any dispute as to the amount or extent of such cesser of rent shall be referred to the award of a single arbitrator if the Landlord and the Tenant can agree upon one and otherwise to an arbitrator appointed at the request of either of them by the President for the time being of the Royal Institution of Chartered Surveyors and in either case in accordance with the provisions of the Arbitration Acts 1950-1979.

         4.3      Power for landlord to deal with the Retained Land

                  4.3.1 The Landlord may deal as it may think fit with the Retained Land and erect or suffer to be erected on such property any structures whatsoever whether or not such structures shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Demised Premises but not so as to materially interrupt or disturb the Tenant's lawful use of the Demised Premises

         4.4      Arbitration of disputes between tenants

If any dispute or disagreement shall at any time arise between the Tenant and any other tenants and occupiers of the Retained Land relating to the Conducting Media serving the Demised Premises or any easements or privileges whatsoever affecting or relating to the Demised Premises or any other part of the Site the dispute or disagreement shall from time to time be settled and determined by the Landlord to which determination the Tenant shall from time to time submit.

         4.5      Compensation for disturbance

Except to the extent that any statutory provision prohibits the Tenant's right to compensation being reduced or excluded by agreement the Tenant shall not be entitled on quitting the Demised Premises to claim from the Landlord any compensation under the Landlord and Tenant Act 1954.

4.6      Removal of property after determination of term

         4.6.1 If at such time as the Tenant has vacated the Demised Premises after the determination of this Lease any property of the Tenant shall remain in or on the Demised Premises and the Tenant shall fail to remove the same within 28 days after being requested by the Landlord so to do by a notice to that effect then the Landlord may as the agent of the Tenant sell such property and shall then hold the proceeds of sale after deducting the reasonable costs and expenses of removal storage and sale properly incurred by it to the order of the Tenant.

4.7      Notices consents and approvals

         4.7.1 Any notice served under or in connection with this Lease shall be in writing and be properly served if compliance is made with the provisions of section 196 of the Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962).

         4.7.2 Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only when the consent or approval is given in writing.

4.8      Superior landlord

         4.8.1 The powers rights matters and discretions granted and reserved to the Landlord under this Lease shall also be granted and reserved to or exercisable by any Superior Landlord its servants agents or workmen to the extent required under the Superior Lease.

         4.8.2 If the Tenant shall do or propose to do any matter or thing for which the consent of the Superior Landlord shall be required the Tenant shall bear and indemnify the Landlord against the reasonable and proper cost of obtaining such consent together with all incidental surveyors' professional or other fees and disbursements.

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
                  4.8.3 The Landlord shall be entitled to withhold the Landlord's consent in any matter where the Superior Landlord's consent is required and the Landlord is unable after having made all reasonable endeavours to obtain it.

        4.9       Value Added Tax

                  4.9.1 Any monies (including rents) payable under this Lease shall be exclusive of value added tax which (if any) shall be payable in addition

5       Landlord's covenants

THE LANDLORD COVENANTS with the Tenant as follows:

        5.1       Quiet enjoyment

That the Tenant paying rents and performing the Tenant's covenants reserved by and contained in this Lease may lawfully and peaceably enjoy the Demised Premises throughout the Term without any lawful suit eviction or interruption by the Landlord or by any person lawfully claiming through under or in trust for the Landlord.

      5.2         Insurance

                  5.2.1 To keep insured at all times throughout the Term in such a sum as shall represent the full reinstatement value of the Demised Premises and all fixtures of an insurable nature (other than those which the Tenant is entitled to remove) against loss or damage by the Insured Risks together with Architects' Surveyors' and other requisite professional advisers' fees in relation to the reinstatement of the Demised Premises and three years' loss of rent in respect of the Demised Premises.

                  5.2.2 Whenever the whole or any part of the Demised Premises shall in consequence of the occurrence of any of the Insured Risks be destroyed or damaged so as to render the whole or part of the Demised Premises unfit for occupation or use then with all due diligence to apply the monies received for that purpose by virtue of the policy of insurance effected in accordance with clause 5.2.1 above (or to require the monies to be laid out) towards the rebuilding repairing and reinstating the Demised Premises with all convenient speed.

                  5.2.3 The Landlord's obligation under this clause 5.2 shall cease if and to the extent that the insurance shall be vitiated or the policy monies withheld by any act or default of the Tenant.

         5.3      Common Parts

                  5.3.1 To maintain and keep in good repair the Common Parts and to use all reasonable endeavours to provide the Services provided always that the Landlord will have no liability to the Tenant

                           5.3.1.1. for any failure to provide any Service during any period when the Tenant is in arrears with payment of any sums due under clauses 3.1 and 3.3 or any other monies due from the Tenant to the Landlord under this Lease

                           5.3.1.2. for the interruption of any Service for reason of inspection maintenance repair or other works provided these are carried out with due diligence and in accordance with good estate management

                           5.3.1.3. for the failure to provide any Service for reasons outside the control of the Landlord

                           5.3.1.4. for the withdrawal of any Service if the Landlord reasonably considers it is no longer appropriate

         5.4.     The Demised Landscaping Area

                  5.4.1. To maintain and keep in good repair the Demised Landscaping Area and to renew and replace as and when necessary all containers plants shrubs and trees on the Demised Landscaping Area

         5.5.     Superior Lease obligations

                  5.5.1. The Landlord shall pay the rent reserved by and observe and perform the covenants on the


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
                           part of the tenant and the conditions contained in the Superior Lease except in so far as the covenants fall to be observed and performed by the Tenant by reason of the obligations on the part of the Tenant contained in this Lease.

         5.6      Enforce covenants

                  5.6.1 Upon reasonable written request and receipt of a suitable indemnity from the Tenant (or the deposit of adequate security) to use all reasonable endeavours to enforce against the tenants of other Units a covenant entered into by such Tenant a breach of which will cause a nuisance to the Tenant or otherwise materially interfere with the Tenant's business

6        Rent review

         6.1      The review dates

The yearly rent payable under this Lease shall be reviewed on the expiration of each consecutive period of five years of the Term (referred to in this clause 6 as 'the review date' and 'the relevant review date' shall be construed accordingly) and as and from each review date the reviewed rent (agreed or determined in accordance with the following provisions of this clause) shall become payable in all respects as if it were the yearly rent reserved by this Lease.

         6.2      Upward only rent reviews

The reviewed rent shall be the greater of:

                  6.2.1 the yearly rent payable under this Lease immediately preceding the relevant review date; and

                  6.2.2 the market rent of the Demised Premises at the relevant review date.

         6.3      The market rent

The expression 'the market rent' shall for the purposes of this Lease mean the yearly rental value of the Demised Premises having regard to best rental values reasonably obtainable as between a willing landlord and a willing tenant for comparable property at the relevant review date let without a premium for a term of either 10 years or the residue of the Term at the relevant review date whichever shall be the greater and subject to the provisions to the same effect as those contained in this Lease (other than the amount of rent but including these provisions for rent review) but upon the assumption (if not the fact) that at the relevant review date:

                  6.3.1 the Demised Premises are available to be let with vacant possession

                  6.3.2 the Demised Premises are fit and ready for immediate occupation and use;

                  6.3.3 no work has been carried out to the Demised Premises by the Tenant or any predecessor-in-title of the Tenant which has diminished the market rent;

                  6.3.4 in case the Demised Premises have been destroyed or damaged they have been fully reinstated

                  6.3.5 the Demised Premises are in a state of full repair and the covenants of the Tenant have been fully observed and performed;

                  6.3.6 the Demised Premises may be lawfully used for any purpose which is within those classes referred to in clause 3.13.1

         6.4      Matters to be disregarded

In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:

                  6.4.1 the occupation of the Demised Premises by the Tenant or any predecessor-in-title of the Tenant;

                  6.4.2 any goodwill attached to the Demised Premises by reason of the carrying on at the Demised Premises of the business of the Tenant or predecessors-in-title of the Tenant to that business;

                  6.4.3 any improvements to the Demised Premises made by the Tenant with the consent of the Landlord other than those:

                           6.4.3.1 made in pursuance of an obligation to the Landlord (except obligations requiring compliance with statutes or directions of local authorities); or

                  6.4.3.2  completed by the Tenant and/or its
                           predecessors-in-title more than 21 years before the relevant review date.

         6.5      Procedure for determination of market rent

                  6.5.1 The Landlord and the Tenant shall endeavour to agree the market rent at any time not being earlier than 12 months before the relevant review date but if they shall not have agreed the market rent three months before the relevant review date the amount of the market rent shall be determined by reference to the arbitration of an arbitrator nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant and the costs of the arbitration shall be in the award of the arbitrator whose decision shall be final and binding on the parties hereto.

                  6.5.2 The reference to and award of the arbitrator shall be in accordance with the Arbitration Acts 1950-1979.

                  6.5.3 The arbitrator to be nominated shall be a chartered surveyor having experience of leasehold valuation of property being put to the same or similar use as the Demised Premises and of property in the same region in which the Demised Premises are situated.

         6.6      Time limits

Time shall not be of the essence in agreeing or determining the reviewed rent or in appointing an arbitrator.

         6.7      Rental adjustments

If the market rent shall not have been agreed or determined in accordance with the provisions of this clause before the relevant review date then until the market rent shall have been so agreed or determined the Tenant shall continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date and when the market rent shall have been agreed or determined the Tenant shall forthwith pay to the Landlord all arrears of the reviewed rent which shall have accrued together with interest calculated as being 3% per cent below the rate of Interest specified herein upon the arrears in respect of the period commencing on the relevant review date and ending with the payment of the arrears by the Tenant to the Landlord.

     6.8  Memorandum of rent review

The parties shall cause a memorandum of the reviewed rent duly signed by the Landlord and the Tenant to be endorsed on or securely annexed to this Lease and the counterpart of this Lease as appropriate.

     7.   Guarantee Provisions

     7.1 The Surety guarantees to the Landlord that the Tenant will pay the rents reserved by and perform and observe all the covenants and stipulations on the Tenant's part contained in this Lease throughout the Term

     7.2 The Surety shall not be released from liability under these provisions by reason of any forbearance the granting of time or any other indulgence on the part of the Landlord (including but without prejudice to the generality of the foregoing) any granting or extension of time under or varying the procedure set out in clause 6.5

     7.3 If a liquidator or trustee in bankruptcy of the Tenant shall disclaim this Lease the Surety will if the Landlord shall by notice within three months after such disclaimer so require take from the Landlord a Lease of the Demised Premises for a term commensurate with the residue of the Term which would have remained had there been no disclaimer at the same rents and subject to the same covenants and conditions as are reserved by and contained in this Lease (with the exception of this clause) such Lease to take effect from the date of the disclaimer and in such case the Surety shall pay the costs of such new Lease and execute and deliver to the Landlord a counterpart of the new Lease

     8    Legal fees

The Tenant shall forthwith pay the Landlord's Solicitors charges properly incurred for the preparation of this Lease together with the stamp duty on the counterpart thereof up to a maximum sum of L.900, plus Value Added Tax.

         9.    Tenant's rights to terminate

         9.1 Subject to clauses 9.3 and 9.4 the Tenant may at any time before (_______________) serve a notice upon the Landlord to terminate the Term on (_______________) and if it does so and if the Tenant observes the obligation in clause 9.3 and completion of any obligation imposed by the Landlord under clause 9.4 up to (_______________) the Term will end at 12:00 noon on (_______________) (rent being paid for all that day) but the termination will not affect any claim that the Landlord may have for breaches by the Tenant of the provisions of this Lease. The parties agree that time shall be of the essence in relation to the provisions of this clause 9.1.

         9.2 Subject to clauses 9.3 and 9.4 the Tenant may at any time before (_______________) serve a notice upon the Landlord to terminate the Term on (_______________) and if it does so and if the Tenant observes the obligation in clause 9.3 and completion of any obligation imposed by the Landlord under clause 9.4 up to (_______________) the Term will end at 12:00 noon on (_______________) (rent being paid for all that day) but the termination will not affect any claim that the Landlord may have for breaches by the Tenant of the provisions of this Lease. The parties agree that time shall be of the essence in relation to the provisions of this clause 9.2.

         9.3 The Tenant shall only be entitled to terminate this Lease under the provisions of clause 9.1 or 9.2 if on or before the relevant termination date it shall have paid to the Landlord by way of cleared funds a sum equivalent to one quarter's rent then prevailing under this Lease plus Value Added Tax thereon and for the avoidance of doubt such payment shall be in addition to any other payments due under this Lease.

         9.4 In the event that the Tenant exercises its right to terminate this Lease under the provisions either of clause 9.1 or clause 9.2 and if the Landlord so requires the Tenant shall rebuild at the Tenant's own expense a dividing wall between the Buildings and the neighbouring Unit E2 to the Landlord's reasonable specification and to the reasonable satisfaction of the Landlord.

                                   SCHEDULE 1

Matters in respect of which the Tenant is to have the benefit (subject always to compliance with the Regulations)

1. The right in common with the Landlord and all others similarly entitled to pass and repass at all times and for all purposes connected with the use and enjoyment of the Demised Premises with or without vehicles over the estate roads and accessways within the Common Parts provided always that the relevant accessways shall be used only for the purpose of obtaining access to and agrees from the Car Parking Spaces and the Demised Premises

2. The right in common with the Landlord and all others similarly entitled to pass and repass at all times and for all purposes connected with the use and enjoyment of the Demised Premises on foot only along the pavements forming part of the Common Parts

3. The right of free passage of water steam soil air gas electricity and telephone communications from and to any part of the Demised Premises through the Conducting Media commonly used for those purposes which are now or may in the future during the period of 80 years after the date of this Lease be in upon or under the Retained Land

4. With the consent of the Landlord the right to enter the Retained Land with or without agents workmen and others and with or without necessary appliances and materials at all times for the purposes of maintaining repairing and cleansing the Demised Premises causing as little damage and disturbance as possible and making compensation to any owner or occupier of any Adjoining Property for all damage that is done

5. Those matters referred to in the Superior Lease in so far as they relate to or in any way affect the Demised Premises

6.   The right of support from the adjacent premises E2

                                   SCHEDULE 2

     Exceptions and Reservations in favour of the Landlord.

1. The right of free passage of water steam soil air gas electricity and telephone communications from and to the Retained Land through the Conducting Media commonly used for those purposes which are now or may in the future during the period of 80 years after the date of this Lease be in upon or under the Demised Premises.

2. With the consent of the Tenant (not to be unreasonably withheld) the right to enter the Demised Premises with or without agents workmen and others and with or without necessary appliances and materials at reasonable times for the purposes of connecting into the Conducting Media and the services referred to in paragraph 1 of this schedule and also for the purposes of repairing maintaining testing cleansing and if necessary renewing such services causing as little damage and disturbance as possible to the Tenant and making compensation for all damage that is done.

3. The right of the Landlord its workmen or agents at all reasonable times to enter upon such part of the Demised Premises as shall enable it to perform its obligations under clause 5.4. in relation to the Demised Landscaping Area.


                                   SCHEDULE 3

                                  The Services

In this Schedule the Services are those services appropriate to the management and maintenance of the Common Parts in accordance with the highest standards of estate management including but not limited to the following:

1. Lighting (including if appropriate improvement replacement and renewal thereof), cleaning, draining, repairing and maintaining in good condition free from rubbish and litter and from time to time resurfacing reconstructing renewing or rebuilding all estate roads, accessways, footpaths, walkways, paved areas, lawns and trees and landscaped areas.

2. Cleaning, repairing and maintaining in good working condition and from time to time renewing the Conducting Media.

3. Paying any outgoings properly payable by the Landlord in respect of the Common Parts including general and water rates charges and assessments for electricity and gas telephone and public or statutory utilities payable in respect of the Common Parts and also including any outgoings (including rent) payable in respect of the Landlord's site office and any accommodation provided by the Landlord for its staff

4. Providing and renewing (if and to the extent that the Landlord reasonably considers it appropriate) security fire fighting and prevention apparatus for the better use and enjoyment of the Common Parts and its facilities

5. Retaining (to the extent that the Landlord acting reasonably considers it appropriate) managing agents and professional advisers

6. Employing staff if the same shall be reasonably necessary in connection with the proper performance of the Landlord's obligations under this Lease and the provision of the Services and all other incidental expenditure in relation to such employment including but without prejudice to the generality of the foregoing the payment of the statutory and other insurance health pension welfare and other payments contributions and premiums that the Landlord may in its absolute discretion deem desirable or necessary and the reasonable cost of the provision of uniforms working clothes tools appliances cleaning and other material and equipment for the proper performance of their duties

7. Where reasonably necessary providing and maintaining accommodation for such staff employed full time or part time in connection with the Services as the Landlord may from time to time at its discretion determine

8. Paying proper fees charges expenses and commissions payable to any solicitor accountant surveyor valuer architect engineer quantity surveyor and managing agent which the Landlord may from time to time employ in connection with the management and administration (including rent collection) repair and maintenance of the Common Parts

9.       Regulating and controlling the movement of vehicles upon the Common
         Parts

10. Complying with any statutory requirements relating to the Common Parts not the responsibility of the Tenant

11. Providing such other things in the nature of the Services as shall be reasonable and for the benefit of the Tenant and the other occupiers of the Site and as the Landlord shall reasonably consider necessary or desirable to maintain the standard of the Common Parts

12. Paying VAT on the cost of any of the Services provided (but giving due credit for recoverable VAT as herein provided)

13. Maintaining appropriate insurance in respect of the Landlord's employers third party occupiers and public liability in connection with the Common Parts

14. Modernising maintaining renewing or replacing plant and machinery (if any) when reasonably necessary in the Common Parts

15. Providing (if the Landlord deems it necessary) security for the Site and traffic patrols

16. Providing maintaining and renewing plants shrubs trees and flowers in the Common Parts

17. Employing landscape gardeners (if the Landlord deems it appropriate) to maintain all landscaping areas within the Common Parts

18. Maintaining repairing and renewing all fences and boundaries on the Site

                                   SCHEDULE 4

                               The Service Charge

1. The Service Charge in respect of which the Tenant is to contribute under clause 3.3.2 (subject to the proviso hereinafter contained) means the aggregate of the following costs:

         1.1. all rates taxes charges assessments and outgoings properly payable in respect of all or any part of the Common Parts or in respect of the Site as a whole (as distinct from any one or more unit)

         1.2. the reasonable and proper cost of employing or arranging for the employment of staff to provide the Services such cost to include all incidental expenditure such as (without prejudice to the generality of the foregoing) that relating to insurance pension and welfare contributions the provision of clothing the provision of tools and equipment the provision of accommodation (and where such accommodation is provided on the Site a notional rent therefor not exceeding such figure as the Landlord is from time to time advised by a duly qualified surveyor represents its open market rent)

         1.3. The proper cost of providing maintaining and renewing such equipment materials and supplies as are from time to time required in order to provide the Services

     1.4 The cost of all maintenance contracts properly entered into in relation to the provision of the Services

     1.5 The reasonable cost to the Landlord of complying with or contesting the requirements or proposals of any Authority in so far as they relate to the Site (as distinct from any particular Unit or Units)

     1.6 The proper fees of managing agents retained by the Landlord in relation to the management of the Site the provision of he Services and the collection of the Service Charge due from tenants and occupiers of the Site (or where any such task is carried out by the Landlord a reasonable charge for the Landlord in relation thereto)


     1.7 The proper cost of preparing and auditing Service Charge accounts (whether carried out by the Landlord or by the Landlord's agents or accountants)


     1.8 The proper cost of obtaining such professional advice as may from time to time be required in relation to the management of the Common Parts and the provision of Services


     1.9 VAT (or other tax) where chargeable on any part of the Service Charge to the extent that it cannot be recovered by the Landlord

     1.10. All other proper costs charges expenses and outgoings incurred or incidental to the provision of the Services

     1.11. Such provision for anticipated future expenditure in relation to the Services as may in the Landlord's reasonable opinion be appropriate


     PROVIDED THAT the cost of any remedial works necessary at the Site in relation to defective service water drainage and damage caused by sub-terranean streams and in connection with any methane gas escape or buildup will not be recoverable from the Tenant under the provisions of this Schedule or otherwise.

2.   Payment of the Service Charge

     For the purpose of this clause the following words and expressions shall where the context so admits be deemed to have the following meanings

     "Account Date" means the 30th June in each year or such other date in each year as the Landlord may reasonably stipulate

     "Account Period" means the period from and excluding one Account Date up to and including the next Account Date

     "Total Charge" means the total Service Charge for an Account Period

     "Service Charge" means the due proportion of the Total Charge payable by the Tenant under the provisions of clause 3.3.2 of this Lease

     "Estimated Service Charge" means the payment on account of the Service
     Charge

     "Account Statement" means a statement certified by a duly qualified surveyor or accountant (and in the absence of manifest error to be accepted by the Tenant as conclusive) showing a) the Total Charge for the relevant Account Period b) the Service Charge c) details of all Estimated Service Charge received in respect of the relevant Account Period and d) any balance of Service Charge due from the Tenant or refund due to the Tenant

3. The Tenant hereby covenants to pay to the Landlord by way of equal instalments in advance on each quarter day during the Term and proportionately for less than an Account Period (the first payment or proportionate payment to be made on the date hereof) an Estimated Service Charge of such sum as the Landlord may reasonably demand having regard to the actual and anticipated Service Charge

4. As soon as practicable after an Account Date the Landlord shall submit to the Tenant an Account Statement for the Account Period ending on that Account Date and

     4.1. if the Account Statement shows that a balance of Service Charge is due from the Tenant the Tenant shall pay such balance to the Landlord within 14 days of receipt of the Account Statement

     4.2 if the Account Statement shows that a refund is due to the Tenant such refund shall during the Term be set off against a future Service Charge payment and following the determination of the Term be set off against any other monies due from the Tenant to the Landlord and the balance (if any) paid to the Tenant

DATED                                                                       1993

                          BAKMAT DEVELOPMENTS LIMITED

                                      -to-

                             UNIFORM TUBES (EUROPE)



                               COUNTERPART LEASE

relating to Unit E3, Brookside Business Park, Chadderton, Oldham and associated car parking spaces




                                        Jones, Maidment, Wilson,
                                        5, Byrom Street,
                                        Manchester M3 4PF

                                        PG/LB

                                   SCHEDULE 5

                                The Regulations

1. Such rules and regulations as the Landlord in its absolute discretion shall deem appropriate for the purposes of governing and controlling traffic on the estate roads and accessways within the Common Parts

2.   No obstruction must be caused on or within any part of the Common Parts

3. Refuse is to be kept in containers specifically approved by the Landlord and removed at regular intervals

4. Due precaution shall be taken to avoid water freezing in any of the Conducting Media within the Demised Premises

5. Fire escape doors are not to be obstructed nor used except in cases of emergency

6.   The Demised Premises are to be secured against intrusion when not in use


Executed as a deed for and on
behalf of UNIFORM TUBES (EUROPE)
in the presence of:




Executed as a deed for and on
behalf of UTI CORPORATION in the
presence of:


                                       /s/ CORNELIUS VERBOUG
                                       -------------------------------
                                             VP Finance
                                          Cornelius Verboug

Subscribed and affirmed
before me this 18th
day of July 1993,
/s/ CHARLOTTE E. JAY
Pottstown, PA, USA

         Notarial Seal
Charlotte E. Jay, Notary Public
Trappa Boro, Montgomery County
My Commission expires [ILLEGIBLE]